UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-09439

Strategic Partners Style Specific Funds

Exact name of registrant as specified in charter:

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102
Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code: 800-225-1852

Date of fiscal year end: 7/31/2008

Date of reporting period: 7/31/2008

Item 1 – Reports to Stockholders

JULY 31, 2008	ANNUAL REPORT

Jennison Conservative Growth Fund

FUND TYPE

Large-capitalization stock

OBJECTIVE

Seeks long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Jennison, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

September 15, 2008

Dear Shareholder:

We hope you find the annual report for the Jennison Conservative Growth Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk. Keep in mind that diversification and asset allocation do not assure against loss in declining markets.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or PREI® (Prudential Real Estate Investors). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison Conservative Growth Fund

Jennison Conservative Growth Fund	1

Your Fund’s Performance

Fund objective

The Jennison Conservative Growth Fund, managed by Jennison Associates LLC (Jennison), has long-term capital appreciation as its investment objective. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross annualized operating expenses: Class A, 1.33%; Class B, 2.03%; Class C, 2.03%; Class L, 1.53%; Class M, 2.03%; Class X, 2.03%. Net annualized operating expenses apply to: Class A, 1.28%; Class B, 2.03%; Class C, 2.03%; Class L, 1.53%; Class M, 2.03%; Class X, 2.03%, after contractual reduction through 11/30/2009.

Cumulative Total Returns as of 7/31/08
	One Year	Five Years	Since Inception[1]
Class A	–3.60%	28.79%	–15.65%
Class B	–4.36	24.17	–20.91
Class C	–4.24	24.17	–20.91
Class L	–3.85	N/A	–3.63
Class M	–4.24	N/A	–4.24
Class X	–4.24	N/A	–4.24
Russell 1000® Growth Index[2]	–6.29	36.29	**
S&P 500 Index[3]	–11.09	40.41	***
Lipper Large-Cap Growth Funds Avg.[4]	–5.72	34.17	****

Average Annual Total Returns[5] as of 6/30/08
	One Year	Five Years	Since Inception[1]
Class A	–8.61%	5.54%	–2.40%
Class B	–8.04	5.80	–2.49
Class C	–4.84	5.96	–2.49
Class L	–9.11	N/A	–6.17
Class M	–8.73	N/A	–5.33
Class X	–8.73	N/A	–5.33
Russell 1000® Growth Index[2]	–5.96	7.32	**
S&P 500 Index[3]	–13.11	7.58	***
Lipper Large-Cap Growth Funds Avg.[4]	–4.78	7.03	****

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class L, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 1%, 6%, and 6%, respectively.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, Class B, and Class C, 11/3/99; Class L, Class M, and Class X, 3/26/07.

2The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives an indication of how stock prices in the United States have performed.

4The Lipper Large-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class L, Class M, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 0.50%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**Russell 1000 Growth Index Closest Month-End to Inception cumulative total returns as of 7/31/08 are –18.17% for Class A, Class B, and Class C; and –1.42% for Class L, Class M, and Class X. Russell 1000 Growth Index Closest Month-End to Inception average annual total returns as of 6/30/08 are –2.07% for Class A, Class B, and Class C; and 0.39% for Class L, Class M, and Class X.

***S&P 500 Index Closest Month-End to Inception cumulative total returns as of 7/31/08 are 7.65% for Class A, Class B, and Class C; and –8.44% for Class L, Class M, and Class X. S&P 500 Index Closest Month-End to Inception average annual total returns as of 6/30/08 are 0.95% for Class A, Class B, and Class C; and –6.18% for Class L, Class M, and Class X.

****Lipper Large-Cap Growth Funds Average (Lipper Average) Closest Month-End to Inception cumulative total returns as of 7/31/08 are –5.52% for Class A, Class B, and Class C; and –1.02% for Class L, Class M, and Class X. Lipper Large-Cap Growth Funds Average (Lipper Average) Closest Month-End to Inception average annual total returns as of 6/30/08 are –0.60% for Class A, Class B, and Class C; and 1.09% for Class L, Class M, and Class X.

Jennison Conservative Growth Fund	3

Your Fund’s Performance (continued)

Investors cannot invest directly in an index. The returns for the Russell 1000 Growth Index and the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Russell 1000 Growth Index, the S&P 500 Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings—Combined Portfolios expressed as a percentage of net assets as of 7/31/08
Monsanto Co., Chemicals	5.2%
Charles Schwab Corp. (The), Capital Markets	4.1
Cisco Systems, Inc., Communications Equipment	4.0
Google, Inc. (Class A), Internet Software & Services	3.8
Alcon, Inc., Healthcare Equipment & Supplies	3.7

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 7/31/08
Food & Staples Retailing	9.2%
Communications Equipment	8.8
Capital Markets	8.2
Pharmaceuticals	7.0
Healthcare Equipment & Supplies	6.7

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Jennison Conservative Growth Fund’s Class A shares declined 3.60% in the 12 months ended July 31, 2008, less than the 6.29% decline in the benchmark Russell 1000® Growth Index (the Growth Index), the 11.09% decline of the style neutral S&P 500 Index, and the 5.72% decline of the Lipper Large-Cap Growth Funds Average.

The greatest gains in the Growth Index came in the materials, energy, and consumer staples sectors, while financials, consumer discretionary, telecommunication services, and industrials posted double-digit declines. The Fund’s biggest advances came in materials, energy, and healthcare. Holdings in industrials, consumer discretionary, and financials suffered substantial declines. The Fund’s performance relative to the benchmark largely reflected strong stock-picking in healthcare, consumer discretionary, materials, and financial. Security selection in industrials and consumer staples hurt relative performance.

What was the market environment like for growth stocks?

It was a difficult time for virtually all equities. Problems stemming from the subprime mortgage market spread throughout the financial system in the year ended July 31, 2008, creating a full-blown liquidity/credit crisis that roiled global markets. Engulfed in the spiraling credit crisis, the financial sector turned in its worst performance in recent history. Major banks and brokerage houses reported additional write-downs, exceeding previous estimations of losses tied to the securitization of subprime mortgage loans. When events became more chaotic in March, the Federal Reserve and the Treasury Department intervened to facilitate the sale of the faltering securities firm Bear Stearns, which had been immobilized by liquidity problems. In other steps to contain financial market turmoil and to fend off a possible recession, the Federal Reserve cut key interest rates substantially, made short-term loans directly available to brokers, and created a massive lending facility for swapping illiquid debt in exchange for U.S. Treasuries.

The salutary effects of these actions were limited. Increased loan defaults and more troubled debt circulating throughout the global financial system reflected a growing list of consumer woes—substantial housing declines, tighter lending standards, rampant energy price escalation (crude oil and gasoline prices soared to record highs), and food price inflation. Softening labor markets and broadening declines in consumption joined housing weakness and higher commodity prices as strains on the economy. Declining markets and the U.S. dollar’s devaluation soured consumer sentiment. Citing increased concerns about inflationary pressures stemming from rising food and energy prices, the Federal Open Market Committee held short-term interest rates steady at 2% at its June 2008 meeting, ending a series of consecutive

Jennison Conservative Growth Fund	5

Strategy and Performance Overview (continued)

reductions that began in September 2007. It noted that although tight credit conditions, the ongoing housing contraction, and the rise in energy prices are likely to weigh on economic growth over the next few quarters, economic activity continues to expand—if only at a paltry pace. At around 1%, real growth in GDP was anemic during the first quarter of 2008.

Which holdings made the largest positive contributions to the Fund’s return?

The Fund’s healthcare holdings performed well, led by significant gains by Baxter International, Alcon, and Genentech. Baxter’s core medical products and services business benefited from sharper execution, better returns, and favorable competitive dynamics. Alcon climbed after Swiss pharmaceutical company Novartis announced plans to buy a 25% stake in the optical care company in a first step toward majority ownership. Genentech’s best-selling drug Avastin was approved by the Food and Drug Administration to treat breast cancer. Genentech could benefit further as data come back from studies on other types of cancer.

Nike and Burger King were notable performers in the consumer discretionary sector. The world’s No. 1 shoemaker, Nike gained in share price as its product and geographic diversification, strong balance sheet, and healthy cash flow drove earnings growth. Burger King benefited from the launch of new premium products and value items, which helped drive sales growth.

In the materials sector, Monsanto advanced almost 90%. The agricultural seed and biotechnology company’s leading market share position and brand strength, combined with its first-mover advantage, operational performance, and technological innovation, helped it to benefit from a bullish agriculture cycle.

Charles Schwab and Lazard were stellar performers in the hard-hit financials sector. Schwab demonstrated an ability to manage expenses and capital base in a difficult operating environment, while merger and acquisition activity and greater flows into its asset management business fueled Lazard’s strong results.

Which holdings detracted most from the Fund’s return?

Industrials holdings, including Boeing and General Electric, detracted the most from performance. Boeing fell on repeated delays in the estimated delivery of its 787 Dreamliner commercial jet. General Electric declined after missing earnings expectations and lowering earnings guidance, partly due to disruptions in its financial business. The Fund exited Boeing in March and the manager eliminated the GE position in May.

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In consumer staples, organic foods retailer Whole Foods fell on weaker-than-expected earnings and slower sales growth, as the economic downturn affected even Whole Foods’ more resilient upper-middle-class customers.

Other notable detractors from performance included Cisco Systems, which suffered from fears of reduced spending by telecommunications companies, and financial sector names American International Group (AIG), NYSE Euronext, and Merrill Lynch. The Fund closed the position in AIG in March.

In consumer discretionary, Marriott International fell on reduced revenue-per-average-room forecasts and worries about the impact of higher fuel prices on leisure and business travel, while Las Vegas Sands declined on fears of a slowdown in gaming and profit trends from its Las Vegas and Macau operations (despite continued strong revenue and traffic growth in the Chinese business). The Fund sold off Las Vegas Sands in July.

Were there significant changes to the portfolio?

The selection of individual securities based on company-specific fundamentals drives the Fund’s sector allocations. Over the fiscal year, the manager reduced the Fund’s exposure to the consumer discretionary, financials, industrials, and information technology sectors and increased weights in consumer staples, healthcare, energy, and materials.

Significant new positions were established in Burger King, CVS Caremark, and Halliburton. The manager believes CVS’s prescription benefits management operations are solid and well positioned to benefit from excellent industry fundamentals. Pharmacy sales, also strong, are expected to grow on continued improvement in acquired Eckerd and Osco/Sav-On stores, ongoing store upgrades, and expansion of the Minute Clinic franchise. It is the manager’s view that Halliburton shares are an attractive way to take advantage of the increasingly robust U.S. natural gas drilling environment, recent bullish national oil company spending announcements, and increased upcoming offshore drilling activity.

Positions in other securities, such as General Electric, Boeing, and Intel, were eliminated. Although a restructuring program gives Intel an opportunity to increase operating margins, orders for computer components have slowed as the economy has stalled.

Jennison Conservative Growth Fund	7

Comments on Largest Holdings

5.2%	Monsanto Co./Chemicals

Genetically modified seed company Monsanto is benefiting from higher corn prices, market share gains, and higher margins. The manager believes the company is well positioned to benefit from a bullish agriculture cycle based on its leading market share position, brand strength, first-mover advantage, operational performance, and technological innovation.

4.1%	Charles Schwab Corp. (The)/Capital Markets

Charles Schwab manages more than $1 trillion for more than 7.2 million individual and institutional clients. Besides its discount brokerage, the firm offers private banking, bond trading, annuities, and proprietary mutual funds, as well as mortgages, CDs, and other financial products. Schwab’s quarterly results have demonstrated the company’s ability to manage its expenses and capital base. The manager likes its best-in-class growth, continued positive operating leverage, and active capital management.

4.0%	Cisco Systems, Inc./Communications Equipment

Dominating the market for Internet protocol-based networking equipment, Cisco Systems provides routers and switches used to direct data, voice, and video traffic, in addition to a wide array of related products. The manager views Cisco as a rare entity in the technology sector: a company that has the potential for strong revenue and earnings growth, while trading at an attractive valuation. The manager finds Cisco’s product breadth and diversified end markets, particularly attractive in times of world economic fluctuations.

3.8%	Google, Inc. (Class A)/Internet Software and Services

Google operates the world’s leading Internet search engine, offering targeted search results from more than 8 billion Web pages. The company generates revenue through ads that are targeted by keywords. It covers more than 35 languages to more than 380 million people. The manager believes Google will remain in an exceptional, if slower, phase of revenue and earnings growth. Its long-term valuation should be driven by significant growth in revenues, earnings, and cash flows. Its continued investment in facilities and research and development should lead to new streams of revenue through product innovation, new formats, and new technologies.

3.7%	Alcon, Inc./Healthcare Equipment and Supplies

Swiss pharmaceutical company Novartis announced plans in April to buy a 25% stake in optical care company Alcon from Nestle in a first step toward majority ownership. Novartis believes majority ownership in Alcon would enhance its longer-term growth prospects through greater access to the fast-growing eye-care market, a specialty field with unmet patient needs and 2007 sales of about $25 billion. Alcon’s long-term story centers on a premium highly specialized lens opportunity, geographic expansion in pharmaceuticals, and strong operations.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2008, at the beginning of the period, and held through the six-month period ended July 31, 2008. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

Jennison Conservative Growth Fund	9

Fees and Expenses (continued)

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Conservative Growth Fund		Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$954.90	1.33%	$6.46
	Hypothetical	$1,000.00	$1,018.25	1.33%	$6.67

Class B	Actual	$1,000.00	$951.50	2.08%	$10.09
	Hypothetical	$1,000.00	$1,014.52	2.08%	$10.42

Class C	Actual	$1,000.00	$951.50	2.08%	$10.09
	Hypothetical	$1,000.00	$1,014.52	2.08%	$10.42

Class L	Actual	$1,000.00	$953.50	1.58%	$7.67
	Hypothetical	$1,000.00	$1,017.01	1.58%	$7.92

Class M	Actual	$1,000.00	$951.50	2.08%	$10.09
	Hypothetical	$1,000.00	$1,014.52	2.08%	$10.42

Class X	Actual	$1,000.00	$951.50	2.08%	$10.09
	Hypothetical	$1,000.00	$1,014.52	2.08%	$10.42

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended July 31, 2008, and divided by the 366 days in the Fund’s fiscal year ended July 31, 2008 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of July 31, 2008

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 100.2%
COMMON STOCKS

Aerospace & Defense 3.9%
116,400	Raytheon Co.	$6,626,652
102,121	United Technologies Corp.	6,533,702

		13,160,354

Air Freight & Logistics 0.5%
43,900	Expeditors International of Washington, Inc.	1,558,889

Beverages 3.6%
101,700	Coca-Cola Co. (The)	5,237,550
103,000	PepsiCo, Inc.	6,855,680

		12,093,230

Biotechnology 2.8%
98,813	Genentech, Inc.(a)	9,411,938

Capital Markets 8.2%
601,600	Charles Schwab Corp. (The)	13,770,624
30,205	Goldman Sachs Group, Inc. (The)(b)	5,558,928
163,200	Lazard Ltd. (Class A)	6,660,192
58,100	Merrill Lynch & Co., Inc.	1,548,365

		27,538,109

Chemicals 5.2%
145,608	Monsanto Co.	17,343,369

Communications Equipment 8.8%
615,242	Cisco Systems, Inc.(a)	13,529,172
279,800	Nokia OYJ, ADR (Finland)	7,644,136
148,700	QUALCOMM, Inc.	8,229,058

		29,402,366

Computers & Peripherals 6.3%
71,000	Apple, Inc.(a)	11,285,450
218,800	Hewlett-Packard Co.	9,802,240

		21,087,690

Diversified Financial Services 1.1%
80,400	NYSE Euronext, Inc.(b)	3,798,096

Electrical Equipment 1.6%
206,600	ABB Ltd., ADR (Switzerland)(b)	5,417,052

See Notes to Financial Statements.

Jennison Conservative Growth Fund	11

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Energy Equipment & Services 5.8%
216,100	Halliburton Co.	$9,685,602
97,379	Schlumberger Ltd.	9,893,706

		19,579,308

Food & Staples Retailing 9.2%
160,600	Costco Wholesale Corp.(b)	10,066,408
263,700	CVS Caremark Corp.	9,625,050
117,500	Wal-Mart Stores, Inc.	6,887,850
199,100	Whole Foods Market, Inc.(b)	4,414,047

		30,993,355

Healthcare Equipment & Supplies 6.7%
71,200	Alcon, Inc.	12,277,016
149,300	Baxter International, Inc.	10,243,473

		22,520,489

Healthcare Providers & Services 1.3%
90,800	Medco Health Solutions, Inc.(a)(b)	4,501,864

Hotels, Restaurants & Leisure 5.0%
434,100	Burger King Holdings, Inc.(b)	11,646,903
199,400	Marriott International, Inc. (Class A)(b)	5,166,454

		16,813,357

Household Products 2.4%
106,800	Colgate-Palmolive Co.	7,932,036

Industrial Conglomerates 1.1%
74,900	McDermott International, Inc.(a)	3,570,483

Insurance 1.1%
200,000	XL Capital Ltd.	3,578,000

Internet Software & Services 3.8%
26,800	Google, Inc. (Class A)(a)	12,696,500

IT Services 2.4%
112,300	Visa, Inc. (Class A)(a)	8,204,638

Life Sciences, Tools & Services 2.3%
130,300	Thermo Fisher Scientific, Inc.(a)(b)	7,885,756

Media 1.6%
175,200	Walt Disney Co. (The)(b)	5,317,320

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels 3.7%
84,700	Occidental Petroleum Corp.	$6,676,901
128,300	Southwestern Energy Co.(a)	4,658,573
25,300	XTO Energy, Inc.	1,194,919

		12,530,393

Pharmaceuticals 7.0%
147,600	Abbott Laboratories	8,315,784
160,000	Teva Pharmaceutical Industries Ltd., ADR (Israel)(b)	7,174,400
195,600	Wyeth	7,925,712

		23,415,896

Software 3.5%
197,700	Adobe Systems, Inc.(a)	8,174,895
133,800	Microsoft Corp.	3,441,336

		11,616,231

Textiles, Apparel & Luxury Goods 1.3%
76,100	NIKE, Inc. (Class B)(b)	4,465,548

	Total long-term investments (cost $305,454,777)	336,432,267

SHORT-TERM INVESTMENT 16.8%

Affiliated Money Market Mutual Fund
56,535,628	Dryden Core Investment Fund - Taxable Money Market Series (cost $56,535,628; includes $52,945,742 of cash collateral received for securities on loan) (Note 3)(c)(d)	56,535,628

	Total Investments 117.0% (cost $361,990,405; Note 5)	392,967,895
	Liabilities in excess of assets (17.0)%	(57,132,187)

	Net Assets 100.0%	$335,835,708

The following abbreviation is used in portfolio descriptions:

ADR—American Depositary Receipt.

(a)	Non-income producing security.
(b)	All or portion of security is on loan. The aggregate market value of such securities is $50,644,468; cash collateral of $52,945,742 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investments LLC, the manager of the portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

See Notes to Financial Statements.

Jennison Conservative Growth Fund	13

Portfolio of Investments

as of July 31, 2008 continued

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2008 were as follows:

Affiliated Money Market Mutual Fund (including 15.8% of collateral received for securities on loan)	16.8%
Food & Staples Retailing	9.2
Communications Equipment	8.8
Capital Markets	8.2
Pharmaceuticals	7.0
Healthcare Equipment & Supplies	6.7
Computers & Peripherals	6.3
Energy Equipment & Services	5.8
Chemicals	5.2
Hotels, Restaurants & Leisure	5.0
Aerospace & Defense	3.9
Internet Software & Services	3.8
Oil, Gas & Consumable Fuels	3.7
Beverages	3.6
Software	3.5
Biotechnology	2.8
Household Products	2.4
IT Services	2.4
Life Sciences, Tools & Services	2.3
Electrical Equipment	1.6
Media	1.6
Healthcare Providers & Services	1.3
Textiles, Apparel & Luxury Goods	1.3
Diversified Financial Services	1.1
Industrial Conglomerates	1.1
Insurance	1.1
Air Freight & Logistics	0.5

117.0
Liabilities in excess of other assets	(17.0)

100.0%

See Notes to Financial Statements.

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Financial Statements

JULY 31, 2008	ANNUAL REPORT

Jennison Conservative Growth Fund

Statement of Assets and Liabilities

as of July 31, 2008

Assets
Investments, at value including securities on loan of $50,644,468:
Unaffiliated Investments (cost $305,454,777)	$336,432,267
Affiliated Investments (cost $56,535,628)	56,535,628
Cash	258,862
Dividends and interest receivable	265,026
Foreign tax reclaim receivable	99,822
Receivable for Fund shares sold	55,151
Prepaid expenses	5,794

Total assets	393,652,550

Liabilities
Payable to broker for collateral for securities on loan (Note 3)	52,945,742
Payable for investments purchased	3,200,000
Payable for Fund shares reacquired	756,940
Accrued expenses	450,813
Management fee payable	201,132
Distribution fee payable	195,846
Transfer agent fee payable	56,538
Deferred trustees’ fees	9,831

Total liabilities	57,816,842

Net Assets	$335,835,708

Net assets were comprised of:
Shares of beneficial interest, at par	$49,231
Paid-in capital, in excess of par	389,369,458

389,418,689
Accumulated net investment loss	(9,831)
Accumulated net realized loss on investments	(84,550,640)
Net unrealized appreciation on investments	30,977,490

Net assets, July 31, 2008	$335,835,708

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($114,873,707 ÷ 16,148,810 shares of beneficial interest issued and outstanding)	$7.11
Maximum sales charge (5.50% of offering price)	0.41

Maximum offering price to public	$7.52

Class B
Net asset value, offering price and redemption price per share ($12,737,398 ÷ 1,933,170 shares of beneficial interest issued and outstanding)	$6.59

Class C
Net asset value, offering price and redemption price per share ($85,318,180 ÷ 12,954,966 shares of beneficial interest issued and outstanding)	$6.59

Class L
Net asset value, offering price and redemption price per share ($43,369,238 ÷ 6,118,511 shares of beneficial interest issued and outstanding)	$7.09

Class M
Net asset value, offering price and redemption price per share ($55,835,238 ÷ 8,476,789 shares of beneficial interest issued and outstanding)	$6.59

Class X
Net asset value, offering price and redemption price per share ($23,701,947 ÷ 3,598,890 shares of beneficial interest issued and outstanding)	$6.59

See Notes to Financial Statements.

Jennison Conservative Growth Fund	17

Statement of Operations

Year Ended July 31, 2008

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $77,442)	$4,622,317
Affiliated dividend income	348,089
Affiliated income from securities loaned, net	280,067

Total income	5,250,473

Expenses
Management fee	2,878,505
Distribution fee—Class A	271,653
Distribution fee—Class B	166,214
Distribution fee—Class C	1,038,878
Distribution fee—Class L	270,559
Distribution fee—Class M	998,246
Distribution fee—Class X	294,560
Transfer agent’s fees and expenses (including affiliated expense of $285,000) (Note 3)	1,155,000
Registration fees	54,000
Custodian’s fees and expenses	49,000
Audit fee	31,000
Legal fees and expenses	22,000
Trustees’ fees	22,000
Reports to shareholders	15,000
Insurance expenses	9,000
Interest expense	1,473
Loan interest expense (Note 7)	561
Miscellaneous	4,320

Total expenses	7,281,969

Net investment loss	(2,031,496)

Net Realized And Unrealized Gain (Loss) On Investment Transactions
Net realized gain on investment transactions	726,198
Net change in unrealized appreciation on investments	(9,660,403)

Net loss on investments	(8,934,205)

Net Decrease In Net Assets Resulting From Operations	$(10,965,701)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended July 31,
	2008	2007
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(2,031,496)	$(970,526)
Net realized gain on investments and foreign currency transactions	726,198	128,929,223
Net change in unrealized appreciation (depreciation) on investments	(9,660,403)	(119,587,231)

Net increase (decrease) in net assets resulting from operations	(10,965,701)	8,371,466

Distributions from net realized gains:
Class A	(16,179,880)	—
Class B	(3,062,827)	—
Class C	(18,319,847)	—
Class L	(9,113,800)	—
Class M	(19,719,564)	—
Class X	(5,242,442)	—

	(71,638,360)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	13,662,614	6,877,630
Net asset value of shares issued in connection with merger	—	483,612,446
Net asset value of shares issued to shareholders in reinvestment of dividends	66,906,725	—
Cost of shares reacquired	(125,025,128)	(95,805,761)

Net increase (decrease) in net assets from Fund share transactions	(44,455,789)	394,684,315

Total increase (decrease)	(127,059,850)	403,055,781

Net Assets
Beginning of year	462,895,558	59,839,777

End of year	$335,835,708	$462,895,558

See Notes to Financial Statements.

Jennison Conservative Growth Fund	19

Notes to Financial Statements

Strategic Partners Style Specific Funds (the “Trust”), is an open-end management investment company, which was established as a Delaware business trust on July 8, 1999. The Trust consists of two separate funds: Jennison Conservative Growth Fund, and Dryden Small Capitalization Value Fund (formerly Strategic Partners Small Capitalization Value). These financial statements relate to Jennison Conservative Growth Fund (the “Fund”). The financial statements of the other funds are not presented herein.

The Fund’s investment objective is long-term capital appreciation through investment primarily in common stocks that, in the investment subadviser’s opinion, should have growth faster than that of the S&P 500.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust and the Fund in the preparation of the financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial

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condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of July 31, 2008, there were no securities whose values were adjusted in accordance with procedures approved by the Board of Trustees.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than 60 days are valued at current market quotations.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

Jennison Conservative Growth Fund	21

Notes to Financial Statements

continued

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gain or loss on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

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Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Trust’s expenses are allocated to the respective funds on the basis of relative net assets except for expenses that are charged directly at the portfolio or class level.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Fund in the Trust is treated as a separate tax-paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest and dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services for the Fund and supervises the

Jennison Conservative Growth Fund	23

Notes to Financial Statements

continued

subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of 0.70 of 1% of average daily net assets on the first $500 million, 0.65 of 1% of average daily net assets on the next $500 million and 0.60 of 1% of average daily net assets in excess of $1 billion. The effective management fee rate was 0.70 of 1% for the year ended July 31, 2008.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class L, Class M and Class X shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class L, Class M and Class X shares, pursuant to plans of distribution (the “Class A, B, C, L, M and X Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B, C, L, M and X Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1%, .50 of 1%, 1% and 1% of the average daily net assets of the Class A, B, C, L, M and X shares, respectively. PIMS has contractually agreed to limit such expenses to 0.25 of 1% of the average daily net assets of the Class A shares for the year ended July 31, 2008.

PIMS has advised the Fund that it received approximately $100,700 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 2008. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended July 31, 2008 that it received approximately $1,300, $43,700, $2,800,$168,100 and $32,700 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, Class C, Class M and Class X shareholders, respectively.

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PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of First Clearing, LLC (“First Clearing”), an affiliate of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended July 31, 2008, the Fund incurred approximately $157,500 in total networking fees of which $36,100 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Prudential Investment Management (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended July 31, 2008, PIM has been compensated approximately $120,000 for these services.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended July 31, 2008, were $235,431,458 and $343,372,780, respectively.

Note 5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present accumulated net investment loss, accumulated net realized loss on investments and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net

Jennison Conservative Growth Fund	25

Notes to Financial Statements

continued

investment loss, accumulated net realized loss on investments and paid-in capital in excess of par. For the year ended July 31, 2008, the adjustments were to decrease accumulated net investment loss by $2,032,413, decrease accumulated net realized loss on investments by $1,381 and decrease paid-in capital in excess of par by $2,033,794, due to the reclassification of net operating loss and overdistribution of capital gains. Net investment loss, net realized loss on investment transactions and net assets were not affected by this change.

For the year ended July 31, 2008, the tax character of distributions paid by the Fund were $71,638,360 from long-term capital gains. There were no distributions paid during the year ended July 31, 2007.

As of July 31, 2008, there were no distributable earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2008 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$363,240,914	$52,019,426	$22,292,445	$29,726,981

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales.

In addition, the Fund elected to treat post-October capital losses of approximately $7,154,000 incurred in the nine months ended July 31, 2008 as having incurred in the next fiscal year.

For federal income tax purposes, the Fund had a capital loss carryforward as of July 31, 2008 of approximately $76,100,000 of which $3,500,000 expires in 2009, $25,900,000 expires in 2010, $36,600,000 expires in 2011, $9,400,000 expires in 2012 and $700,000 expires in 2013. The Fund utilized $7,855,754 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended July 31, 2008. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of July 31, 2008, no

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provisions for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class L, Class M and Class X shares. Class A and L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. All investors who purchase Class A and L shares in the amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% during the first 12 months. Class M and X shares are sold with a contingent deferred sales charge which declines from 6% to zero depending on the period of time the shares are held. Class M and X shares will automatically convert to Class A shares on a quarterly basis approximately eight and ten years after purchase, respectively. The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

Transactions in shares of beneficial interest during the year ended July 31, 2008 were as follows:

Class A	Shares	Amount
Year ended July 31, 2008:
Shares sold	1,063,243	$8,455,608
Shares issued in reinvestment of dividends and distributions	1,982,388	15,260,013
Shares reacquired	(4,175,048)	(33,398,777)

Net increase (decrease) in shares outstanding before conversion	(1,129,417)	(9,683,156)
Shares issued upon conversion from Class B, M, X	7,183,401	57,284,844

Net increase (decrease) in shares outstanding	6,053,984	$47,601,688

Year ended July 31, 2007:
Shares sold	426,582	$3,735,142
Shares issued in connection with merger	7,004,788	61,151,797
Shares reacquired	(2,182,267)	(19,120,426)

Net increase (decrease) in shares outstanding before conversion	5,249,103	45,766,513
Shares issued upon conversion from Class B	3,051,924	26,894,849

Net increase (decrease) in shares outstanding	8,301,027	$72,661,362

Jennison Conservative Growth Fund	27

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended July 31, 2008:
Shares sold	236,948	$1,792,907
Shares issued in reinvestment of dividends and distributions	405,552	2,907,095
Shares reacquired	(537,667)	(4,021,733)

Net increase (decrease) in shares outstanding before conversion	104,833	678,269
Shares redeemed upon conversion to Class A	(521,315)	(3,859,970)

Net increase (decrease) in shares outstanding	(416,482)	$(3,181,701)

Year ended July 31, 2007:
Shares sold	146,938	$1,214,460
Shares issued in connection with merger	1,236,539	10,215,681
Shares reacquired	(746,510)	(6,077,900)

Net increase (decrease) in shares outstanding before conversion	636,967	5,352,241
Shares redeemed upon conversion to Class A	(833,058)	(6,803,267)

Net increase (decrease) in shares outstanding	(196,091)	$(1,451,026)

Class C
Year ended July 31, 2008:
Shares sold	311,220	$2,294,434
Shares issued in reinvestment of dividends and distributions	2,403,779	17,229,982
Shares reacquired	(3,570,820)	(26,808,803)

Net increase (decrease) in shares outstanding	(855,821)	$(7,284,387)

Year ended July 31, 2007:
Shares sold	150,025	$1,226,681
Shares issued in connection with merger	13,161,497	108,725,847
Shares reacquired	(3,176,304)	(26,377,280)

Net increase (decrease) in shares outstanding	10,135,218	$83,575,248

Class L
Year ended July 31, 2008:
Shares sold	45,413	$375,089
Shares issued in reinvestment of dividends and distributions	1,120,256	8,612,655
Shares reacquired	(2,145,015)	(17,392,592)

Net increase (decrease) in shares outstanding	(979,346)	$(8,404,848)

Period March 26, 2007* through July 31, 2007:
Shares sold	9,932	$80,913
Shares issued in connection with merger	8,428,401	73,587,192
Shares reacquired	(1,340,476)	(11,886,602)

Net increase (decrease) in shares outstanding	7,097,857	$61,781,503

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Class M	Shares	Amount
Year ended July 31, 2008:
Shares sold	77,115	$634,214
Shares issued in reinvestment of dividends and distributions	2,485,331	17,816,063
Shares reacquired	(4,520,993)	(34,606,166)

Net increase (decrease) in shares outstanding before conversion	(1,958,547)	(16,155,889)
Shares redeemed upon conversion to Class A	(7,176,601)	(53,390,042)

Net increase (decrease) in shares outstanding	(9,135,148)	$(69,545,931)

Period March 26, 2007* through July 31, 2007:
Shares sold	66,422	$519,034
Shares issued in connection with merger	23,119,679	191,003,465
Shares reacquired	(3,199,095)	(26,793,302)

Net increase (decrease) in shares outstanding before conversion	19,987,006	164,729,197
Shares redeemed upon conversion to Class A	(2,375,069)	(19,934,040)

Net increase (decrease) in shares outstanding	17,611,937	$144,795,157

Class X
Year ended July 31, 2008:
Shares sold	12,961	$110,362
Shares issued in reinvestment of dividends and distributions	708,812	5,080,917
Shares reacquired	(1,160,775)	(8,797,057)

Net increase (decrease) in shares outstanding before conversion	(439,002)	(3,605,778)
Shares redeemed upon conversion to Class A	(5,263)	(34,832)

Net increase (decrease) in shares outstanding	(444,265)	$(3,640,610)

Period March 26, 2007* through July 31, 2007:
Shares sold	12,986	$101,400
Shares issued in connection with merger	4,712,028	38,928,464
Shares reacquired	(663,096)	(5,550,251)

Net increase (decrease) in shares outstanding before conversion	4,061,918	33,479,613
Shares redeemed upon conversion to Class A	(18,763)	(157,542)

Net increase (decrease) in shares outstanding	4,043,155	$33,322,071

*	Inception date.

Note 7. Borrowing

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 26, 2007, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The

Jennison Conservative Growth Fund	29

Notes to Financial Statements

continued

Funds pay a commitment fee of .07 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 24, 2008. For the period from October 27, 2006 through October 26, 2007, the Funds paid a commitment fee of .0725 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The fund utilized the line of credit for the year ended July 31, 2008. The average balance for the 3 days the Fund had an outstanding balance was approximately $1,325,000 at a weighted average interest rate of approximately 5.07%.

During the year ended July 31, 2008, the Fund, paid interest to the custodian for temporary overdrawn balances. The average outstanding balance was $900,694 at a weighted average interest rate of 6.20%.

Note 8. New Accounting Pronouncements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for any period beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

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Financial Highlights

JULY 31, 2008	ANNUAL REPORT

Jennison Conservative Growth Fund

Financial Highlights

Class A
Year Ended July 31, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$8.75

Income (loss) from investment operations:
Net investment income (loss)	— (e)
Net realized and unrealized gain (loss) on investment transactions	(.21)

Total from investment operations	(.21)

Less Dividends
Distributions from net realized gains	(1.43)

Net asset value, end of year	$7.11

Total Return(a):	(3.60)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$114,874
Average net assets (000)	$108,116
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(c)	1.28%
Expenses, excluding distribution and service (12b-1) fees	1.03%
Net investment income (loss)	— (f)
For Class A, B, C, L, M and X shares:
Portfolio turnover rate	58%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Less than $.005 per share.
(f)	Less than 0.005%.

See Notes to Financial Statements.

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Class A
Year Ended July 31,
2007(b)	2006(b)	2005(b)	2004(b)

$7.76	$7.71	$6.81	$6.55

.01	(.06)	(.01)	(.05)
.98	.11	.91	.31

.99	.05	.90	.26

—	—	—	—

$8.75	$7.76	$7.71	$6.81

12.76%	0.65%	13.22%	3.97%

$88,377	$13,925	$18,614	$22,195
$40,262	$16,620	$20,234	$24,075

1.30%	1.63%	1.48%	1.43%
1.05%	1.38%	1.23%	1.18%
.08%	(.71)%	(.19)%	(.69)%

198%	173%	69%	53%

See Notes to Financial Statements.

Jennison Conservative Growth Fund	33

Financial Highlights

continued

Class B
Year Ended July 31, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$8.26

Income (loss) from investment operations:
Net investment loss	(.06)
Net realized and unrealized gain (loss) on investment transactions	(.18)

Total from investment operations	(.24)

Less Dividends
Distributions from net realized gains	(1.43)

Net asset value, end of year	$6.59

Total Return(a):	(4.24)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$12,737
Average net assets (000)	$16,543
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.03%
Expenses, excluding distribution and service (12b-1) fees	1.03%
Net investment loss	(.75)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

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Class B
Year Ended July 31,
2007(b)	2006(b)	2005(b)	2004(b)

$7.38	$7.38	$6.58	$6.37

(.08)	(.11)	(.06)	(.10)
.96	.11	.86	.31

.88	.00	.80	.21

—	—	—	—

$8.26	$7.38	$7.38	$6.58

11.92%	.00%	12.16%	3.30%

$19,420	$18,787	$25,440	$30,055
$18,153	$22,942	$27,444	$33,995

2.19%	2.38%	2.23%	2.18%
1.19%	1.38%	1.23%	1.18%
(.98)%	(1.45)%	(.93)%	(1.44)%

See Notes to Financial Statements.

Jennison Conservative Growth Fund	35

Financial Highlights

continued

Class C
Year Ended July 31, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$8.26

Income (loss) from investment operations:
Net investment loss	(.06)
Net realized and unrealized gain (loss) on investment transactions	(.18)

Total from investment operations	(.24)

Less Dividends
Distributions from net realized gains	(1.43)

Net asset value, end of year	$6.59

Total Return(a):	(4.24)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$85,318
Average net assets (000)	$102,942
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.03%
Expenses, excluding distribution and service (12b-1) fees	1.03%
Net investment loss	(.76)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

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Class C
Year Ended July 31,
2007(b)	2006(b)	2005(b)	2004(b)

$7.38	$7.38	$6.58	$6.37

(.06)	(.11)	(.06)	(.10)
.94	.11	.86	.31

.88	.00	.80	.21

—	—	—	—

$8.26	$7.38	$7.38	$6.58

11.92%	.00%	12.16%	3.30%

$114,101	$27,128	$35,714	$45,695
$62,313	$32,119	$40,132	$53,712

2.06%	2.38%	2.23%	2.18%
1.06%	1.38%	1.23%	1.18%
(.73)%	(1.45)%	(.92)%	(1.44)%

See Notes to Financial Statements.

Jennison Conservative Growth Fund	37

Financial Highlights

continued

	Class L
	Year Ended July 31, 2008(b)	March 26, 2007(a) through July 31, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$8.75	$8.73

Income from investment operations
Net investment income (loss)	(.02)	—	(c)
Net realized and unrealized gain (loss) on investment transactions	(.21)	.02

Total from investment operations	(.23)	.02

Less Dividends
Distributions from net realized gains	(1.43)	—

Net asset value, end of period	$7.09	$8.75

Total Return(d):	(3.85)%	.23%
Ratios/Supplemental Data:
Net assets, end of period (000)	$43,369	$62,087
Average net assets (000)	$54,112	$68,505
Ratios to average net assets(f):
Expenses, including distribution and service (12b-1) fees	1.53%	1.46	%(e)
Expenses, excluding distribution and service (12b-1) fees	1.03%	.96	%(e)
Net investment income (loss)	(.26)%	.01	%(e)

(a)	Inception date of Class L shares.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Less than $.005 per share.
(d)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(e)	Annualized.
(f)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

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Financial Highlights

continued

	Class M
	Year Ended July 31, 2008(b)	March 26, 2007(a) through July 31, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$8.26	$8.26

Income from investment operations
Net investment loss	(.06)	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.18)	.02

Total from investment operations	(.24)	.00

Less Dividends
Distributions from net realized gains	(1.43)	—

Net asset value, end of period	$6.59	$8.26

Total Return(c):	(4.24)%	.00%
Ratios/Supplemental Data:
Net assets, end of period (000)	$55,835	$145,507
Average net assets (000)	$99,825	$169,827
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	2.03%	1.97	%(d)
Expenses, excluding distribution and service (12b-1) fees	1.03%	.97	% (d)
Net investment loss	(.76)%	(.51	)%(d)

(a)	Inception date of Class M shares.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Annualized.
(e)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Jennison Conservative Growth Fund	39

Financial Highlights

continued

	Class X
	Year Ended July 31, 2008(b)	March 26, 2007(a) through July 31, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$8.26	$8.26

Income from investment operations
Net investment loss	(.06)	(.01)
Net realized and unrealized gain (loss) on investment transactions	(.18)	.01

Total from investment operations	(.24)	.00

Less Dividends
Distributions from net realized gains	(1.43)	—

Net asset value, end of period	$6.59	$8.26

Total Return(c):	(4.24)%	.00%
Ratios/Supplemental Data:
Net assets, end of period (000)	$23,702	$33,403
Average net assets (000)	$29,456	$36,350
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	2.03%	1.97	%(d)
Expenses, excluding distribution and service (12b-1) fees	1.03%	.97	%(d)
Net investment loss	(.76)%	.49	%(d)

(a)	Inception date of Class X shares.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Annualized.
(e)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

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Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders of

Jennison Conservative Growth Fund:

We have audited the accompanying statement of assets and liabilities of Jennison Conservative Growth Fund (hereafter referred to as the “Fund”), including the portfolio of investments, as of July 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 26, 2008

Jennison Conservative Growth Fund	41

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (July 31, 2008) as to the federal tax status of distributions paid by the Fund during such fiscal year. Accordingly, the Fund paid $1.434 per share of long-term capital gains for Class A, Class B, Class C, Class L, Class M and Class X shares which are taxable as such.

In January 2009, you will be advised on IRS Form 1099 DIV or substitute Form 1099, as to the federal tax status of the dividends and distributions received by you in calendar 2008.

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MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen(1)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (56) Board Member Portfolios Overseen: 63

Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (January 2003-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

None.
Linda W. Bynoe (56) Board Member Portfolios Overseen: 63	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley Co. (broker-dealer).

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (74) Board Member Portfolios Overseen: 63	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987-2000).	None.
Michael S. Hyland, CFA (62) Board Member Portfolios Overseen: 63	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns Co., Inc.	None.
Robert E. La Blanc (74) Board Member Portfolios Overseen: 63	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Jennison Conservative Growth Fund

Douglas H. McCorkindale (69) Board Member Portfolios Overseen: 63

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (66) Board Member Portfolios Overseen: 63	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (65) Board Member Portfolios Overseen: 63	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (68) Board Member & Independent Chair Portfolios Overseen: 63	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (65) Board Member Portfolios Overseen: 63

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Members
Judy A. Rice (60) Board Member & President Portfolios Overseen: 63

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

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Robert F. Gunia (61) Board Member & Vice President Portfolios Overseen: 147

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Director (since May 1989) of The Asia Pacific Fund, Inc. and Vice President (since January 2007) of The Greater China Fund, Inc.

[1]	The year that each Board Member joined the Funds’ Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; David E. A. Carson, 2003; Michael S. Hyland, 2008; Robert E. LaBlanc, 1999; Douglas H. McCorkindale, 1999; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Judy A. Rice, Board Member and President since 2003; Robert F. Gunia, Board Member and Vice President since 1999.

Jennison Conservative Growth Fund

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (55) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (50) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (50) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (33) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005);Associate at Sidley Austin Brown Wood LLP (1997-2005).
Andrew R. French (45) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (49) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Mutual Fund Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (44) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.

[1]	The year that each individual became an Officer of the Funds is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 2000; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes

° Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

° Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

° There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

° “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

° “Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Jennison Conservative Growth Fund

Approval of Advisory Agreements

The Board of Trustees (the “Board”) of Strategic Partners Style Specific Funds (the “Trust”) oversees the management of the Jennison Conservative Growth Fund (the “Fund”), which is a series of the Trust, and, as required by law, determines annually whether to renew the Trust’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 3-5, 2008 and approved the renewal of the agreements through July 31, 2009, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-, three- and five-year periods ending December 31, 2007, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 3-5, 2008.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Jennison Conservative Growth Fund

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Trust. The Board also considered the investment subadvisory services provided by Jennison, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of Jennison as well as PI’s recommendation, based on its review of Jennison, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of Jennison Conservative Growth Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Large-Cap Growth Funds Performance Universe) was in the second quartile for the five-year period, in the third quartile for the three-year

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period, and in the fourth quartile for the one-year period. The Board also noted that the Fund outperformed its benchmark index over the three- and five-year periods, although it underperformed its benchmark index over the one-year period. The Board further noted that the Fund was in the second quartile for the fourth quarter of 2007 and was in the first quartile for the first quarter of 2008.

The Board concluded that, in light of the Fund’s competitive long-term performance, it would be in the interest of the Fund and its shareholders to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s first quartile, and that the Fund’s total expenses ranked in the third quartile. The Board considered PI’s explanation that due to the Fund’s July 31 fiscal year-end, the Fund’s third quartile ranking did not fully reflect the economies of scale anticipated to accrue from the Fund’s acquisition of the Strategic Partners Capital Growth Fund that was completed in March 2007.

The Board concluded that the management and subadvisory fees were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions.

Jennison Conservative Growth Fund

Approval of Advisory Agreements (continued)

The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 7/31/08
	One Year	Five Years	Since Inception
Class A	–8.90%	4.01%	–2.56%
Class B	–8.35	4.26	–2.65
Class C	–5.04	4.42	–2.65
Class L	–9.38	N/A	–6.86
Class M	–9.03	N/A	–6.16
Class X	–9.03	N/A	–6.16

Average Annual Total Returns (Without Sales Charges) as of 7/31/08
	One Year	Five Years	Since Inception
Class A	–3.60%	5.19%	–1.93%
Class B	–4.36	4.42	–2.65
Class C	–4.24	4.42	–2.65
Class L	–3.85	N/A	–2.69
Class M	–4.24	N/A	–3.16
Class X	–4.24	N/A	–3.16

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross annualized operating expenses: Class A, 1.33%; Class B, 2.03%; Class C, 2.03%; Class L, 1.53%; Class M, 2.03%; Class X, 2.03%. Net annualized operating expenses apply to: Class A, 1.28%; Class B, 2.03%; Class C, 2.03%; Class L, 1.53%; Class M, 2.03%; Class X, 2.03%, after contractual reduction through 11/30/2009.

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Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, Class B, and Class C, 11/3/99; Class L, Class M, and Class X, 3/26/07.

The graph compares a $10,000 investment in the Jennison Conservative Growth Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index), the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Average (Lipper Average) by portraying the initial account values at the commencement of operations for Class A shares (November 3, 1999) and the account values at the end of the current fiscal year (July 31, 2008) as measured on a quarterly basis. The S&P 500 Index, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Average (Lipper Average) data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class L, Class M, and Class X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. The Lipper Large-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50%, and 5.75%, respectively, a 12b-1 fee of up to 0.30% and 0.50%, respectively annually, and all investors who purchase Class A and Class L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class M and Class X shares purchased are not subject to a front-end sales charge, but charge a CDSC of 6% and a 12b-1 fee of 1%. The CDSC for Class M and Class X shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. Class M and Class X shares convert to Class A shares approximately eight years after purchase. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Jennison Conservative Growth Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates, LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Jennison Conservative Growth Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Conservative Growth Fund
Share Class	A	B	C	L	M	X
NASDAQ	TBDAX	TBDBX	TBDCX	JCGLX	JCGMX	JCGRX
CUSIP	862934106	862934205	862934304	862934718	862934692	862934684

MF503E    IFS-A154909    Ed. 09/2008

JULY 31, 2008	ANNUAL REPORT

Dryden Small Cap Value Fund

FUND TYPE

Small-capitalization stock

OBJECTIVE

Seeks above-average capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

September 15, 2008

Dear Shareholder:

We hope you find the annual report for the Dryden Small Cap Value Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk. Keep in mind that diversification and asset allocation do not assure against loss in declining markets.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or PREI® (Prudential Real Estate Investors). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Small Cap Value Fund

Dryden Small Cap Value Fund	1

Your Fund’s Performance

Fund objective

The Dryden Small Cap Value Fund, managed by Quantitative Management Associates LLC (QMA), has above-average capital appreciation as its investment objective. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Gross operating expenses: Class A, 1.42%; Class B, 2.12%; Class C, 2.12%; Class L, 1.62%; Class M, 1.45%; Class X, 1.55%. Net operating expenses apply to: Class A, 1.40%; Class B, 2.12%; Class C, 2.12%; Class L, 1.62%; Class M, 1.45%; Class X, 1.55%, after contractual reduction through 11/30/07.

Cumulative Total Returns as of 7/31/08
	One Year	Five Years	Since Inception[1]
Class A	–11.38%	64.24%	153.34%
Class B	–12.08	58.26	137.28
Class C	–12.08	58.26	137.28
Class L	–11.56	N/A	0.29
Class M	–11.91	N/A	–1.24
Class X	–11.82	N/A	–0.93
Russell 2000 Value Index[2]	–9.95	61.38	**
Russell 2000 Index[3]	–6.71	59.26	***
Lipper Small-Cap Value Funds Avg.[4]	–11.70	60.47	****

Average Annual Total Returns[5] as of 6/30/08
	One Year	Five Years	Since Inception[1]
Class A	–25.53%	9.29%	10.20%
Class B	–24.85	9.56	10.09
Class C	–22.42	9.69	10.09
Class L	–25.90	N/A	–3.05
Class M	–25.36	N/A	–2.40
Class X	–25.29	N/A	–2.31
Russell 2000 Value Index[2]	–21.63	10.02	**
Russell 2000 Index[3]	–16.19	10.29	***
Lipper Small-Cap Value Funds Avg.[4]	–19.70	10.23	****

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M and Class X shares are also closed to most new purchases (with the exception of reinvested dividends). Class L, Class M, and Class X shares are only exchangeable with Class L, Class M, and Class X shares, respectively, offered by the other JennisonDryden Funds. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, Class B, Class C, 11/3/99; and Class L, Class M, Class X, 8/22/05.

2The Russell 2000 Value Index contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

3The Russell 2000 Index is an unmanaged index of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives an indication of how stock prices of smaller companies have performed.

4The Lipper Small-Cap Value Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Small-Cap Value Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class L, Class M, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 0.50%, 1.00%, and 1.00%, respectively. Class B, Class M, and Class X shares will automatically convert to Class A shares on a quarterly basis approximately seven years, and 10 years after purchase. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**Russell 2000 Value Index Closest Month-End to Inception cumulative total returns as of 7/31/08 are 153.66% for Class A, Class B, and Class C; 6.12% for Class L, Class M, and Class X. Russell 2000 Value Index Closest Month-End to Inception average annual total returns as of 6/30/08 are 10.70% for Class A, Class B, and Class C; 0.33% for Class L, Class M, and Class X.

***Russell 2000 Index Closest Month-End to Inception cumulative total returns as of 7/31/08 are 85.99% for Class A, Class B, and Class C; 11.09% for Class L, Class M, and Class X. Russell 2000 Index Closest Month-End to Inception average annual total returns as of 6/30/08 are 6.97% for Class A, Class B, and Class C; 2.46% for Class L, Class M, and Class X.

****Lipper Average Closest Month-End to Inception cumulative total returns as of 7/31/08 are 148.66% for Class A, Class B, and Class C; 5.33% for Class L, Class M, and Class X. Lipper Average Closest Month-End to Inception average annual total returns as of 6/30/08 are 10.59% for Class A, Class B, and Class C; 0.87% for Class L, Class M, and Class X.

Dryden Small Cap Value Fund	3

Your Fund’s Performance (continued)

Investors cannot invest directly in an index. The returns for the Russell 2000 Index and the Russell 2000 Value Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Russell 2000 Index, the Russell 2000 Value Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 7/31/08
Olin Corp., Chemicals	1.0%
Westar Energy, Inc., Electric Utilities	0.9
Universal Corp., Tobacco	0.8
International Bancshares Corp., Commercial Banks	0.8
WGL Holdings, Inc., Gas Utilities	0.8

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 7/31/08
Commercial Banks	10.5%
Insurance	9.1
Commercial Services & Supplies	4.8
Oil, Gas & Consumable Fuels	4.8
Gas Utilities	4.7

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Dryden Small Cap Value Fund’s Class A shares declined 11.38% for the year ended July 31, 2008, which was more than the 9.95% decline of the Russell 2000 Value Index (the Value Index) but less than the 11.70% drop in the Lipper Small-Cap Value Funds Average.

How is the Fund managed?

Quantitative Management Associates LLC (QMA) manages the Fund, which invests in a diversified portfolio of stocks of small companies that are out of favor and inexpensive based on price-to-earnings (P/E) ratios and other measures of value. Historically, such shares have performed better than broad stock market averages.

Given that QMA believes investor sentiment drives small-cap value stocks’ potential to outperform, its strategy aims to eliminate subjective bias from its investment process. QMA believes consistent application of its quantitative approach, which incorporates some fundamental analysis, is the most effective way to identify attractive, undervalued companies and to exploit pricing discrepancies that exist between high- and low-expectation stocks. Its strategy takes small active positions in a large number of undervalued stocks with constraints placed on the portfolio with regard to sector, industry, and individual security weightings to reduce risk relative to the Value Index. QMA’s disciplined approach keeps the Fund true to its stated investment style and thus avoids the “style drift” that often affects some value portfolios.

What was the market environment like for small-cap value stocks?

Conditions in the domestic stock market were very challenging. Rising delinquencies and foreclosures on subprime mortgages in the United States caused a burgeoning credit crisis in which commercial banks and securities firms have already taken massive write-downs on debt securities linked to the risky home loans. As the credit crisis continued, housing inventories climbed, home prices tumbled, the U.S. economy shed thousands of jobs, consumer confidence sank, and corporate earnings declined. Banks grew increasingly reluctant to lend to businesses and individuals. Economic growth was further threatened by the rising cost of commodities such as crude oil, which briefly soared to more than $140 per barrel on the back of strong demand from China and other economically developing nations.

During the reporting period, the Federal Reserve (the Fed) repeatedly cut short-term interest rates in the hope that sharply lower borrowing costs might stimulate economic growth in the United States and steady financial markets. Consequently, its target for the federal funds rate charged on overnight loans between banks declined to 2.00% from 5.25%. It also took unusual steps to aid the embattled financial sector. Most notably, it facilitated the hurried purchase of Bear Stearns Cos. by J.P. Morgan Chase & Co. as the former careened toward bankruptcy.

Dryden Small Cap Value Fund	5

Strategy and Performance Overview (continued)

Within the small-cap stock arena, growth shares outperformed value shares, though both ended the 12-month reporting period in negative territory along with the broader U.S. stock market. Six of the Value Index’s 10 sectors declined. Not surprisingly, skyrocketing prices for crude oil helped the energy sector post a strong double-digit gain, which led the pack, followed by materials, which generated a smaller, double-digit increase. Utilities and healthcare were the only other sectors that finished in positive territory, albeit with modest single-digit gains. On the negative side, consumer discretionary suffered the largest decline, reflecting concern that the U.S. economy, driven largely by consumer spending, might already be in a recession. Other sectors that posted double-digit losses included telecommunications services, information technology, and the embattled financials sector. Consumer staples and industrials finished in negative territory with single-digit declines.

Which stock market sectors and holdings detracted most from the Fund’s return?

The Fund’s return was hurt by adverse stock selection in the poorly performing financials sector. Compared to the Value Index, it had overweight exposure to shares of some thrifts and mortgage finance companies such as Downey Financial Corp. and FirstFed Financial Corp. Both are headquartered in California, one of the states hit hardest by the bursting of the housing market bubble. The Fund also had overweight positions in commercial banks such as Michigan-based Citizens Republic Bancorp. Inc. and Maryland-based Provident Bankshares Corp.

Another key detractor from the Fund’s return was its overweight exposure to the consumer discretionary sector and poor stock selection within that sector’s auto components industry. Compared to the Value Index, the Fund had a larger exposure to American Axle & Manufacturing Holdings Inc. and certain other companies affected by steep declines in the demand for light trucks and sport utility vehicles (SUVs). At the same time, the Fund did not hold shares of some firms that were less vulnerable to shrinking sales of light trucks and SUVs such as Exide Technologies, a large producer and recycler of batteries that is benefiting from global demand for transportation.

Which stock market sectors and holdings contributed most to the Fund’s return?

The Fund benefited from having a larger exposure to the energy sector than the Value Index. For example, it held shares of Comstock Resources Inc., W&T Offshore Inc., and other oil and gas producers aided by the soaring price of oil. Another contributor to the Fund’s relative performance was its underweight exposure to the information technology sector. The Fund benefited mostly from avoiding a number of poorly performing names in the semiconductor, semiconductor equipment, and communications equipment industries.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2008, at the beginning of the period, and held through the six-month period ended July 31, 2008. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Dryden Small Cap Value Fund	7

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Small Cap Value Fund		Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$974.70	1.46%	$7.17
	Hypothetical	$1,000.00	$1,017.60	1.46%	$7.32

Class B	Actual	$1,000.00	$970.50	2.16%	$10.58
	Hypothetical	$1,000.00	$1,014.12	2.16%	$10.82

Class C	Actual	$1,000.00	$970.50	2.16%	$10.58
	Hypothetical	$1,000.00	$1,014.12	2.16%	$10.82

Class L	Actual	$1,000.00	$973.80	1.66%	$8.15
	Hypothetical	$1,000.00	$1,016.61	1.66%	$8.32

Class M	Actual	$1,000.00	$973.00	0.42%	$2.06
	Hypothetical	$1,000.00	$1,022.77	0.42%	$2.11

Class X	Actual	$1,000.00	$974.00	0.88%	$4.32
	Hypothetical	$1,000.00	$1,020.49	0.88%	$4.42

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended July 31, 2008, and divided by the 366 days in the Fund’s fiscal year ended July 31, 2008 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of July 31, 2008

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.2%
COMMON STOCKS

Aerospace & Defense 0.3%
9,800	Ceradyne, Inc.*(a)	$454,230

Air Freight & Logistics 0.3%
5,500	Atlas Air Worldwide Holdings, Inc.*(a)	264,715
10,900	Pacer International, Inc.(a)	258,766

		523,481

Airlines 0.9%
21,600	Alaska Air Group, Inc.*	386,208
38,700	Republic Airways Holdings, Inc.*(a)	371,907
54,500	SkyWest, Inc.(a)	829,490

		1,587,605

Auto Components 1.4%
44,100	American Axle & Manufacturing Holdings, Inc.(a)	259,308
31,400	ATC Technology Corp.*	788,768
26,600	Cooper Tire & Rubber Co.	244,986
19,800	Lear Corp.*(a)	285,318
30,400	Modine Manufacturing Co.	530,176
20,200	Tenneco, Inc.*(a)	291,284

		2,399,840

Beverages
1,800	Coca-Cola Bottling Co. Consolidated	60,534

Biotechnology
3,700	Emergent Biosolutions, Inc.*	49,839
3,800	Enzon Pharmaceuticals, Inc.*	31,084

		80,923

Building Products 1.6%
7,000	American Woodmark Corp.	165,130
9,100	Apogee Enterprises, Inc.	157,248
9,900	Drew Industries, Inc.*	146,520
13,100	Gibraltar Industries, Inc.(a)	207,111
9,800	Insteel Industries, Inc.	173,166
17,000	Lennox International, Inc.	606,900
8,200	NCI Building Systems, Inc.*	307,172

See Notes to Financial Statements.

Dryden Small Cap Value Fund	9

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Building Products (cont’d.)
17,100	Simpson Manufacturing Co., Inc.(a)	$410,571
15,700	Universal Forest Products, Inc.	423,900

		2,597,718

Capital Markets 0.7%
19,200	Calamos Asset Management, Inc. (Class A Stock)(a)	392,832
5,900	Piper Jaffray Cos.*(a)	209,450
10,100	Raymond James Financial, Inc.	291,890
10,400	SWS Group, Inc.	196,768

		1,090,940

Chemicals 4.5%
8,200	Cytec Industries, Inc.	443,292
16,600	Ferro Corp.	361,216
1,300	Fuller, (H.B.) Co.	32,500
32,000	Hercules, Inc.	641,600
11,600	Lubrizol Corp. (The)	577,680
29,700	Methanex Corp. (Canada)	804,276
54,100	Olin Corp.	1,608,934
88,100	PolyOne Corp.*(a)	660,750
28,200	RPM International, Inc.	578,100
24,200	Sensient Technologies Corp.	753,104
29,800	Spartech Corp.	301,278
31,400	Valspar Corp. (The)	680,438
8,200	Westlake Chemical Corp.(a)	143,582

		7,586,750

Commercial Banks 10.5%
1,900	BancFirst Corp.	89,775
11,000	Banco Latinoamericano de Exportaciones SA (Panama)	201,740
12,900	BancorpSouth, Inc.(a)	274,770
18,000	Cathay General Bancorp(a)	286,920
12,800	Central Pacific Financial Corp.(a)	141,696
25,800	Chemical Financial Corp.(a)	685,506
19,100	City Holding Co.(a)	849,568
32,700	Community Bank System, Inc.(a)	771,720
7,500	Community Trust Bancorp, Inc.(a)	231,150
21,100	CVB Financial Corp.(a)	238,852
15,500	First Communtiy Banshares, Inc.	555,365
25,600	First Financial Bancorp(a)	289,280

See Notes to Financial Statements.

10	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Banks (cont’d.)
25,500	First Merchants Corp.	$535,500
33,800	FirstMerit Corp.(a)	665,184
15,900	FNB Corp.(a)	180,147
5,700	IBERIABANK Corp.	293,436
21,000	Independent Bank Corp.	549,360
53,440	International Bancshares Corp.(a)	1,314,624
34,300	MB Financial, Inc.(a)	848,239
4,200	Nara Bancorp, Inc.	44,016
67,774	National Penn Bancshares, Inc.	910,205
33,000	NBT Bancorp, Inc.	818,070
53,000	Old National Bancorp(a)	804,540
51,000	Pacific Capital Bancorp(a)	666,570
4,700	Park National Corp.	294,361
17,200	Provident Bankshares Corp.(a)	156,520
9,700	S&T Bancorp, Inc.	325,338
2,000	SCBT Financial Corp.	69,500
21,000	Simmons First National Corp. (Class A Stock)	624,750
2,100	Suffolk Bancorp	67,305
65,950	Susquehanna Bancshares, Inc.	944,404
10,200	SVB Financial Group*(a)	587,418
1,600	Tompkins Trustco, Inc.	68,336
17,200	Trustmark Corp.(a)	310,632
24,900	Umpqua Holdings Corp.(a)	338,142
14,800	United Bankshares, Inc.	372,812
20,700	Westamerica Bancorporation(a)	1,076,400

		17,482,151

Commercial Services & Supplies 4.8%
4,700	American Reprographics Co.*	75,247
10,300	Bowne & Co., Inc.	133,179
3,600	Consolidated Graphics, Inc.*(a)	120,600
38,800	Deluxe Corp.	554,840
10,300	Ennis, Inc.	159,135
4,000	First Advantage Corp.*	60,640
8,600	G & K Services, Inc. (Class A Stock)(a)	292,744
1,300	Heidrick & Struggles International, Inc.	36,868
10,900	Herman Miller, Inc.(a)	284,926
16,000	HNI Corp.(a)	346,400
32,200	IKON Office Solutions, Inc.(a)	460,460
12,600	Kelly Services, Inc. (Class A Stock)(a)	231,966

See Notes to Financial Statements.

Dryden Small Cap Value Fund	11

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Services & Supplies (cont’d.)
6,200	Knoll, Inc.	$95,728
18,200	Korn/Ferry International*	318,500
6,300	M&F Worldwide Corp.*	239,085
20,200	McGrath RentCorp	581,356
4,200	Mobile Mini, Inc.*	83,916
36,000	MPS Group, Inc.*	414,720
7,800	Navigant Consulting, Inc.*	144,144
9,800	RSC Holdings, Inc.*(a)	93,394
47,900	Schawk, Inc.	619,347
25,000	School Specialty, Inc.*(a)	832,750
23,600	TrueBlue, Inc.*	356,360
9,300	United Stationers, Inc.*(a)	356,469
9,400	Volt Information Sciences, Inc.*	130,378
17,450	Waste Connections, Inc.*(a)	635,005
7,000	Watson Wyatt Worldwide, Inc. (Class A Stock)(a)	405,580

		8,063,737

Communication Equipment 1.0%
20,100	Arris Group, Inc.*	192,357
17,400	Avocent Corp.*(a)	413,772
7,500	Black Box Corp.	222,750
28,600	Emulex Corp.*(a)	322,322
18,500	Plantronics, Inc.	450,475

		1,601,676

Computers & Peripherals 0.4%
31,000	Hutchinson Technology, Inc.*	460,040
13,700	Imation Corp.	261,122
1,900	Intevac, Inc.*	20,235

		741,397

Construction & Engineering 0.1%
7,900	Dycom Industries, Inc.*	125,373

Construction Materials 0.5%
64,900	Headwaters, Inc.*(a)	850,839

Consumer Finance 0.4%
14,200	CompuCredit Corp.*(a)	93,720
15,600	Credit Acceptance Corp.*(a)	258,492

See Notes to Financial Statements.

12	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Consumer Finance (cont’d.)
5,700	First Cash Financial Services, Inc.*(a)	$108,699
6,400	Nelnet, Inc. (Class A Stock)	68,992
2,400	World Acceptance Corp.*	78,624

		608,527

Containers & Packaging 0.5%
8,100	Greif, Inc. (Class A Stock)	492,804
6,000	Myers Industries, Inc.	67,200
6,500	Rock-Tenn Co. (Class A Stock)	231,075

		791,079

Distributors
2,800	Core-Mark Holding Co., Inc.*	76,244

Diversified Consumer Services 1.6%
13,600	Jackson Hewitt Tax Service, Inc.	210,256
11,300	Pre-Paid Legal Services, Inc.*	474,826
31,400	Regis Corp.(a)	878,886
2,300	Steiner Leisure Ltd.*	71,070
101,800	Stewart Enterprises, Inc. (Class A Stock)(a)	907,038
10,100	Universal Technical Institute, Inc.*	148,268

		2,690,344

Diversified Financial Services 0.7%
40,800	Asset Acceptance Capital Corp.*(a)	480,216
27,400	Financial Federal Corp.(a)	631,570
1,000	Portfolio Recovery Associates, Inc.*	39,870

		1,151,656

Diversified Telecommunication Services 1.3%
15,500	Atlantic Tele-Network, Inc.	474,145
53,000	Iowa Telecommunications Services, Inc.(a)	982,620
52,600	Premiere Global Services, Inc.*(a)	794,786

		2,251,551

Electric Utilities 3.2%
9,800	Allete, Inc.(a)	417,088
47,300	Cleco Corp.	1,188,649
43,200	El Paso Electric Co.*(a)	892,512
13,500	Empire District Electric Co. (The)(a)	275,535

See Notes to Financial Statements.

Dryden Small Cap Value Fund	13

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Electric Utilities (cont’d.)
17,400	IDACORP, Inc.	$518,694
3,800	MGE Energy, Inc.	133,418
13,600	Unisource Energy Corp.(a)	415,480
69,000	Westar Energy, Inc.(a)	1,523,520

		5,364,896

Electrical Equipment 1.4%
8,400	Acuity Brands, Inc.(a)	343,224
11,200	Encore Wire Corp.(a)	204,176
16,600	Regal-Beloit Corp.(a)	693,050
8,800	Smith, (A.O.) Corp.	349,360
8,700	Superior Essex, Inc.*	391,674
10,200	Thomas & Betts Corp.*	422,076

		2,403,560

Electronic Equipment & Instruments 2.4%
8,800	Avnet, Inc.*	239,888
47,000	Benchmark Electronics, Inc.*(a)	688,080
74,300	CTS Corp.	955,498
10,900	Electro Rental Corp.	149,330
46,400	Insight Enterprises, Inc.*	592,064
18,400	Methode Electronics, Inc.	205,896
17,400	Park Electrochemical Corp.	440,916
17,400	Technitrol, Inc.	243,948
43,600	TTM Technologies, Inc.*(a)	490,500

		4,006,120

Energy Equipment & Services 2.4%
11,600	Allis-Chalmers Energy, Inc.*(a)	178,292
5,100	Basic Energy Services, Inc.*	137,292
16,300	Bristow Group, Inc.*(a)	733,337
15,500	Bronco Drilling Co., Inc.*	271,250
1,700	Complete Production Services, Inc.*(a)	54,128
11,000	GulfMark Offshore, Inc.*(a)	551,980
9,500	Hornbeck Offshore Services, Inc.*(a)	423,510
9,700	Oil States International, Inc.*	532,336
48,300	Parker Drilling Co.*(a)	389,781
8,600	Tidewater, Inc.(a)	515,484
8,000	Trico Marine Services, Inc.*(a)	204,160
5,400	Union Drilling, Inc.*(a)	104,004

		4,095,554

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Exchange Traded Fund 0.4%
10,100	iShares Russell 2000 Value Index Fund	$669,327

Food & Staples Retailing 1.6%
14,000	Casey’s General Stores, Inc.	344,400
20,200	Ingles Markets, Inc. (Class A Stock)	491,264
21,600	Nash Finch Co.	852,552
11,100	Pantry, Inc. (The)*(a)	177,489
26,900	Ruddick Corp.(a)	832,824

		2,698,529

Food Products 1.2%
6,100	Cal-Maine Foods, Inc.(a)	231,190
13,100	Lancaster Colony Corp.	425,881
14,600	Ralcorp Holdings, Inc.*(a)	787,816
1,900	Sanderson Farms, Inc.	75,506
9,000	Smucker, (J.M.) Co. (The)	438,660

		1,959,053

Gas Utilities 4.7%
12,400	AGL Resources, Inc.(a)	428,544
29,700	Atmos Energy Corp.(a)	786,159
8,800	Energen Corp.	529,760
22,300	Laclede Gas Co. (The)(a)	945,743
29,800	Nicor, Inc.(a)	1,186,636
9,600	Northwest Natural Gas Co.	434,400
16,600	ONEOK, Inc.	754,968
11,801	Southern Union Co.	308,230
40,500	Southwest Gas Corp.(a)	1,170,450
37,100	WGL Holdings, Inc.(a)	1,281,063

		7,825,953

Healthcare Equipment & Supplies 0.6%
5,200	Cooper Cos., Inc. (The)	175,240
6,000	Hill-Rom Holdings, Inc.(a)	168,540
28,500	Invacare Corp.	670,605

		1,014,385

Healthcare Providers & Services 3.8%
65,700	Alliance Imaging, Inc.*(a)	622,836
35,700	AMERIGROUP Corp.*	906,780

See Notes to Financial Statements.

Dryden Small Cap Value Fund	15

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Providers & Services (cont’d.)
24,400	AmSurg Corp.*(a)	$653,920
33,300	Apria Healthcare Group, Inc.*(a)	639,693
34,200	Centene Corp.*(a)	763,002
28,900	Healthsouth Corp.*(a)	474,538
27,800	Kindred Healthcare, Inc.*(a)	749,766
25,900	Magellan Health Services, Inc.*(a)	1,081,325
7,300	Molina Healthcare, Inc.*(a)	217,832
5,600	RehabCare Group, Inc.*(a)	92,736
4,900	Res-Care, Inc.*(a)	89,964

		6,292,392

Hotels, Restaurants & Leisure 2.2%
13,900	Ameristar Casinos, Inc.(a)	183,063
12,000	Bob Evans Farms, Inc.	343,680
16,100	Brinker International, Inc.	296,079
6,600	California Pizza Kitchen, Inc.*	86,130
23,800	CBRL Group, Inc.(a)	575,246
17,600	CEC Entertainment, Inc.*(a)	613,536
5,600	Cheesecake Factory, Inc. (The)*	78,848
19,000	Domino’s Pizza, Inc.*	246,240
31,400	Dover Downs Gaming & Entertainment, Inc.	262,190
10,700	Jack in the Box, Inc.*	230,906
6,400	Landry’s Restaurants, Inc.(a)	93,248
10,400	O’Charleys, Inc.	117,000
3,600	PF Chang’s China Bistro, Inc.*(a)	93,600
3,800	Red Robin Gourmet Burgers, Inc.*	94,354
13,800	Sonic Corp.*(a)	208,242
8,400	Speedway Motorsports, Inc.	162,204

		3,684,566

Household Durables 2.2%
42,700	American Greetings Corp. (Class A Stock)	632,814
8,000	Avatar Holdings, Inc.*(a)	253,200
32,500	Blyth, Inc.(a)	472,875
15,600	CSS Industries, Inc.	441,168
27,900	Ethan Allen Interiors, Inc.(a)	700,290
20,200	Furniture Brands International, Inc.(a)	239,774
13,800	Helen of Troy Ltd. (Bermuda)*	283,728
1,218	Jarden Corp.*	29,269
7,200	M.D.C. Holdings, Inc.	298,944

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Household Durables (cont’d.)
1,000	National Presto Industries, Inc.	$71,480
2,100	Snap-on, Inc.(a)	118,209
18,300	Tempur-Pedic International, Inc.(a)	171,837

		3,713,588

Industrial Conglomerates 1.0%
400	Seaboard Corp.	720,000
3,800	Standex International Corp.	83,182
10,900	Teleflex, Inc.	668,388
11,700	Tredegar Corp.	191,646

		1,663,216

Insurance 9.1%
1,560	Alleghany Corp.*	491,909
30,600	American Equity Investment Life Holding Co.(a)	267,444
3,900	American Physicians Capital, Inc.	194,142
14,394	Argo Group International Holdings Ltd. (Bermuda)*(a)	489,972
32,300	Aspen Insurance Holdings, Ltd. (Bermuda)	820,097
6,600	CNA Surety Corp.*	85,734
35,700	Delphi Financial Group, Inc. (Class A Stock)(a)	890,715
16,900	FBI Financial Group, Inc. (Class A Stock)	352,365
19,000	Harleysville Group, Inc.(a)	676,970
23,100	HCC Insurance Holdings, Inc.	523,215
17,400	Hilb Rogal & Hobbs Co.	754,290
33,400	Horace Mann Educators Corp.	462,924
15,500	Infinity Property & Casual Corp.(a)	690,680
21,500	Max Capital Group Ltd. (Bermuda)(a)	504,605
32,100	Odyssey Re Holdings Corp.	1,254,147
18,500	Philadelphia Consolidated Holding Corp.*(a)	1,081,325
21,800	Platinum Underwriters Holdings Ltd. (Bermuda)(a)	786,980
23,200	ProAssurance Corp.*(a)	1,135,408
4,600	RLI Corp.	251,252
6,800	Safety Insurance Group, Inc.(a)	288,796
43,200	Selective Insurance Group(a)	933,120
36,200	State Auto Financial Corp.	1,046,542
4,800	Stewart Information Services Corp.(a)	83,808
8,400	United America Indemnity Ltd. (Class A Stock) (Cayman Islands)*	109,452
18,600	United Fire & Casualty Co.	505,362
15,400	Zenith National Insurance Corp.	529,914

		15,211,168

See Notes to Financial Statements.

Dryden Small Cap Value Fund	17

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Internet & Catalog Retail 0.1%
1,100	FTD Group, Inc.(a)	$15,730
4,600	NutriSystem, Inc.	79,166

		94,896

Internet Software & Services 0.5%
21,300	CMGI, Inc.*	260,712
60,600	United Online, Inc.(a)	658,116

		918,828

IT Services 1.2%
25,100	Acxiom Corp.	322,284
9,900	CACI International, Inc. (Class A Stock)*(a)	445,104
12,400	CSG Systems International, Inc.*	219,976
61,900	Perot Systems Corp. (Class A Stock)*(a)	1,034,968

		2,022,332

Leisure Equipment & Products 0.9%
32,400	Brunswick Corp.(a)	417,960
14,600	JAKKS Pacific, Inc.*(a)	320,908
12,900	Polaris Industries, Inc.(a)	552,120
9,700	RC2 Corp.*(a)	222,712

		1,513,700

Machinery 3.7%
17,800	Actuant Corp. (Class A Stock)(a)	542,188
15,700	Blount International, Inc.*(a)	177,881
49,600	Briggs & Stratton Corp.(a)	671,584
2,800	Cascade Corp.	122,864
7,600	Commercial Vehicle Group, Inc.*(a)	73,492
15,000	Crane Co.(a)	532,500
23,200	EnPro Industries, Inc.*(a)	835,432
27,800	Federal Signal Corp.(a)	399,486
7,400	Greenbrier Cos., Inc.	154,882
2,800	Harsco Corp.	151,480
29,600	Mueller Industries, Inc.(a)	759,832
5,600	NACCO Industries, Inc. (Class A Stock)	565,600
24,800	Timken Co.	818,896
12,300	Watts Water Technologies, Inc. (Class A Stock)(a)	363,342

		6,169,459

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Marine
800	TBS International Ltd. (Class A Stock) (Bermuda)*	$29,232

Media 1.6%
64,900	Belo Corp. (Class A Stock)(a)	440,671
16,100	Cox Radio, Inc. (Class A Stock)*(a)	159,229
29,800	Entercom Communications Corp. (Class A Stock)(a)	182,674
16,600	Harte-Hanks, Inc.(a)	206,006
17,600	Journal Communications, Inc. (Class A Stock)	83,600
42,400	Lin TV Corp. (Class A Stock)*(a)	251,432
20,900	Media General, Inc. (Class A Stock)(a)	265,012
12,400	Scholastic Corp.	319,796
52,000	Sinclair Broadcast Group, Inc. (Class A Stock)(a)	396,760
38,600	Valassis Communications, Inc.*(a)	340,452

		2,645,632

Metals & Mining 0.9%
7,600	A.M. Castle & Co.	153,824
22,300	Commercial Metals Co.	665,655
4,100	Olympic Steel, Inc.	208,485
29,200	Worthington Industries, Inc.(a)	518,008

		1,545,972

Multi-Utilities 2.2%
42,100	Avista Corp.	952,302
26,900	Black Hills Corp.	868,063
16,000	CH Energy Group, Inc.	580,000
54,900	PNM Resources, Inc.	642,879
24,300	Vectren Corp.	709,560

		3,752,804

Oil, Gas & Consumable Fuels 4.7%
1,100	Alon USA Energy, Inc.(a)	9,438
4,000	Arlington Tankers Ltd. (Bermuda)(a)	81,560
15,400	Berry Petroleum Co. (Class A Stock)(a)	662,816
9,400	Callon Petroleum Co.*	216,106
5,500	Clayton Williams Energy, Inc.*	512,600
8,300	Comstock Resources, Inc.*(a)	506,383
8,000	Delek US Holdings, Inc.	63,920
11,200	Energy Partners Ltd.*	133,056
8,800	Forest Oil Corp.*(a)	501,864

See Notes to Financial Statements.

Dryden Small Cap Value Fund	19

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
16,400	Frontier Oil Corp.	$299,300
7,600	Frontline Ltd. (Bermuda)(a)	487,692
20,000	General Maritime Corp.(a)	538,800
12,200	Holly Corp.	348,676
3,000	Knightsbridge Tankers Ltd. (Bermuda)(a)	96,330
4,200	Ship Finance International Ltd. (Bermuda)(a)	124,908
11,700	St. Mary Land & Exploration Co.(a)	497,952
14,200	Stone Energy Corp.*(a)	724,484
19,500	Swift Energy Co.*(a)	990,990
11,600	W&T Offshore, Inc.(a)	513,416
10,500	Western Refining, Inc.(a)	83,580
5,900	Whiting Petroleum Corp.*	552,653

		7,946,524

Paper & Forest Products 0.4%
9,600	Buckeye Technologies, Inc.*(a)	93,600
5,300	Neenah Paper, Inc.	99,004
23,700	Schweitzer-Mauduit International, Inc.(a)	441,057

		633,661

Personal Products 0.4%
15,200	NBTY, Inc.*	524,248
6,900	Prestige Brands Holdings, Inc.*(a)	68,448
400	USANA Health Sciences, Inc.*	13,636

		606,332

Pharmaceuticals 0.2%
2,000	Par Pharmaceutical Cos., Inc.*	34,600
28,800	Viropharma, Inc.*(a)	354,528

		389,128

Real Estate Investment Trusts 2.3%
13,900	Capital Trust, Inc. (Class A Stock)(a)	214,338
18,300	Colonial Properties Trust	365,268
5,300	Getty Realty Corp.	99,163
7,800	Hersha Hospitality Trust	55,380
38,100	HRPT Properties Trust(a)	267,081
15,200	LaSalle Hotel Properties(a)	345,192
4,400	National Health Investors, Inc.	135,916
6,100	Parkway Properties, Inc.(a)	215,269

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Real Estate Investment Trusts (cont’d.)
27,100	Pennsylvania Real Estate Investment Trust(a)	$499,182
17,700	Potlatch Corp.	824,289
8,800	Ramco-Gershenson Properties	190,256
34,500	Strategic Hotels & Resorts, Inc.	272,205
500	Sun Communities, Inc.(a)	8,490
24,100	Sunstone Hotel Investors, Inc.	311,854

		3,803,883

Road & Rail 2.4%
5,000	AMERCO*	230,300
29,200	Arkansas Best Corp.	1,084,488
26,300	Marten Transport Ltd.*	547,566
16,400	Old Dominion Freight Line, Inc.*(a)	601,880
48,600	Werner Enterprises, Inc.(a)	1,157,166
22,800	YRC Worldwide, Inc.*(a)	385,320

		4,006,720

Semiconductors & Semiconductor Equipment 1.4%
41,100	Amkor Technology, Inc.*	360,036
10,200	Cymer, Inc.*(a)	270,198
16,500	MKS Instruments, Inc.*(a)	339,900
38,100	Omnivision Technologies, Inc.*(a)	417,195
84,830	ON Semiconductor Corp.*(a)	796,554
23,000	Photronics, Inc.*(a)	97,750

		2,281,633

Software 0.6%
18,700	Fair Isaac Corp.	416,262
16,500	Sybase, Inc.*(a)	554,565

		970,827

Specialty Retail 3.8%
10,800	Aaron Rents, Inc.	296,676
14,800	Asbury Automotive Group, Inc.	146,668
17,300	Bebe Stores, Inc.	179,401
46,950	Brown Shoe Co., Inc.(a)	757,773
9,000	Cabela’s, Inc., (Class A Stock)*(a)	104,580
19,600	Cato Corp. (The) (Class A Stock)	350,644
11,200	Charlotte Russe Holding, Inc.*	145,152
6,900	Christopher & Banks Corp.	60,030

See Notes to Financial Statements.

Dryden Small Cap Value Fund	21

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
26,200	Collective Brands, Inc.*(a)	$337,456
8,600	Conn’s, Inc.*(a)	135,020
19,000	Dress Barn, Inc.*(a)	306,470
4,300	DSW, Inc. (Class A Stock)*	58,093
9,700	Genesco, Inc.*(a)	285,180
11,400	Group 1 Automotive, Inc.	224,010
7,900	Jos. A. Bank Clothiers, Inc.*(a)	176,960
18,300	Men’s Wearhouse, Inc. (The)(a)	364,353
13,050	Monro Muffler Brake, Inc.	237,641
21,200	Pacific Sunwear of California, Inc.*(a)	184,652
28,074	Penske Auto Group, Inc.	373,384
47,200	Rent-A-Center, Inc.*(a)	1,000,640
14,800	Sonic Automotive, Inc. (Class A Stock)(a)	149,036
17,900	Stage Stores, Inc.	265,278
4,300	Tractor Supply Co.*	163,443
7,300	Tween Brands, Inc.*	100,521

		6,403,061

Textiles, Apparel & Luxury Goods 1.6%
20,100	Carter’s, Inc.*	332,253
4,900	Columbia Sportswear Co.(a)	182,819
19,500	K-Swiss, Inc. (Class A Stock)	301,470
17,200	Kenneth Cole Productions, Inc. (Class A Stock)	239,940
9,000	Maidenform Brands, Inc.*	137,790
18,300	Movado Group, Inc.	393,450
12,800	Oxford Industries, Inc.	269,312
5,700	Perry Ellis International, Inc.*	123,975
13,700	Skechers USA, Inc. (Class A Stock)*	258,930
25,300	Timberland Co. (The) (Class A Stock)*(a)	362,802

		2,602,741

Thrifts & Mortgage Finance 1.3%
37,300	Dime Community Bancshares, Inc.	624,029
10,900	First Financial Holdings, Inc.	217,782
25,000	Flushing Financial Corp.	440,750
35,600	Washington Federal, Inc.	662,160
3,300	WSFS Financial Corp.	179,685

		2,124,406

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Tobacco 0.8%
25,600	Universal Corp.	$1,321,472

Trading Companies & Distributors 0.5%
12,400	Beacon Roofing Supply, Inc.*	165,912
7,100	H&E Equipment Services, Inc.*(a)	90,383
17,600	Rush Enterprises, Inc. (Class A Stock)*	198,704
1,100	Watsco, Inc.(a)	54,857
8,100	WESCO International, Inc.*	304,965

		814,821

Wireless Telecommunication Services
2,200	USA Mobility, Inc.*	17,864

	Total long-term investments (cost $178,207,747)	166,034,830

SHORT-TERM INVESTMENT 45.2%

Affiliated Money Market Mutual Fund
75,777,390	Dryden Core Investment Fund - Taxable Money Market Series (cost $75,777,390; includes $74,026,121 of cash collateral for securities on loan)(b)(c)	75,777,390

	Total Investments 144.4% (cost $253,985,137; Note 5)	241,812,220
	Liabilities in excess of other assets (44.4%)	(74,409,526)

	Net Assets 100%	$167,402,694

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $70,053,147; cash collateral of $74,026,121 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

See Notes to Financial Statements.

Dryden Small Cap Value Fund	23

Portfolio of Investments

as of July 31, 2008 continued

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as July 31, 2008 were as follows:

Affiliated Money Market Mutual Fund (44.2% represents investments purchased with collateral from securities on loan)	45.2%
Commercial Banks	10.5
Insurance	9.1
Commercial Services & Supplies	4.8
Oil, Gas & Consumable Fuels	4.7
Gas Utilities	4.7
Chemicals	4.5
Specialty Retail	3.8
Healthcare Providers & Services	3.8
Machinery	3.7
Electric Utilities	3.2
Energy Equipment & Services	2.4
Road & Rail	2.4
Electronic Equipment & Instruments	2.4
Real Estate Investment Trusts	2.3
Multi-Utilities	2.2
Household Durables	2.2
Hotels, Restaurants & Leisure	2.2
Food & Staples Retailing	1.6
Diversified Consumer Services	1.6
Media	1.6
Textiles, Apparel & Luxury Goods	1.6
Building Products	1.6
Electrical Equipment	1.4
Auto Components	1.4
Semiconductors & Semiconductor Equipment	1.4
Diversified Telecommunication Services	1.3
Thrifts & Mortgage Finance	1.3
IT Services	1.2
Food Products	1.2
Industrial Conglomerates	1.0
Communication Equipment	1.0
Airlines	0.9
Metals & Mining	0.9
Leisure Equipment & Products	0.9
Tobacco	0.8
Diversified Financial Services	0.7
Capital Markets	0.7
Healthcare Equipment & Supplies	0.6
Software	0.6
Internet Software & Services	0.5
Construction Materials	0.5
Trading Companies & Distributors	0.5
Containers & Packaging	0.5
Computers & Peripherals	0.4

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Exchange Traded Funds	0.4%
Paper & Forest Products	0.4
Consumer Finance	0.4
Personal Products	0.4
Air Freight & Logistics	0.3
Aerospace & Defense	0.3
Pharmaceuticals	0.2
Construction & Engineering	0.1
Internet & Catalog Retail	0.1

144.4
Liabilities in excess of other assets	(44.4)

100.0%

See Notes to Financial Statements.

Dryden Small Cap Value Fund	25

Statement of Assets and Liabilities

July 31, 2008

Assets
Investments at value, including securities on loan of $70,053,147:
Unaffiliated Investments (cost $178,207,747)	$166,034,830
Affiliated Investments (cost $75,777,390)	75,777,390
Receivable for investments sold	4,281,251
Receivable from manager	341,487
Dividends receivable	249,086
Receivable for Fund shares sold	160,158
Other assets	129,000

Total assets	246,973,202

Liabilities
Payable to broker for collateral for securities on loan	74,026,121
Payable for investments purchased	3,863,300
Payable for Fund shares reacquired	935,489
Payable to Class M shareholders	222,301
Accrued expenses and other liabilities	180,484
Payable to custodian	125,979
Payable to Class X shareholders	97,355
Distribution fee payable	78,812
Affiliated transfer agent fee payable	34,591
Deferred trustees’ fees	6,076

Total liabilities	79,570,508

Net Assets	$167,402,694

Net assets were comprised of:
Shares of beneficial interest, at par	$14,331
Paid-in capital, in excess of par	178,418,352

178,432,683
Undistributed net investment income	1,254,231
Accumulated net realized loss on investments	(111,303)
Net unrealized depreciation on investments	(12,172,917)

Net assets, July 31, 2008	$167,402,694

See Notes to Financial Statements.

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Class A
Net assets	$65,909,726
Shares of beneficial interest issued and outstanding	5,355,108
Net asset value and redemption price per share	$12.31
Maximum sales charge (5.50% of offering price)	.72

Maximum offering price to public	$13.03

Class B
Net assets	$14,079,977
Shares of beneficial interest issued and outstanding	1,260,499
Net asset value, offering price and redemption price per share	$11.17

Class C
Net assets	$49,257,285
Shares of beneficial interest issued and outstanding	4,409,279
Net asset value, offering price and redemption price per share	$11.17

Class L
Net assets	$11,669,090
Shares of beneficial interest issued and outstanding	951,317
Net asset value and redemption price per share	$12.27
Maximum sales charge (5.75% of offering price)	.75

Maximum offering price to public	$13.02

Class M
Net assets	$17,866,483
Shares of beneficial interest issued and outstanding	1,589,786
Net asset value, offering price and redemption price per share	$11.24

Class X
Net assets	$8,620,133
Shares of beneficial interest issued and outstanding	765,427
Net asset value, offering price and redemption price per share	$11.26

See Notes to Financial Statements.

Dryden Small Cap Value Fund	27

Statement of Operations

Year Ended July 31, 2008

Net Investment Income
Income
Unaffiliated dividend income (net of $3,353 foreign withholding tax)	$4,629,823
Affiliated income from securities lending, net	802,858
Affiliated dividend income	56,885

Total income	5,489,566

Expenses
Management fee	1,526,778
Distribution fee—Class A	223,903
Distribution fee—Class B	193,013
Distribution fee—Class C	660,006
Distribution fee—Class L	73,634
Distribution fee—Class M	91,235
Distribution fee—Class X	45,800
Transfer agent’s fees and expenses(a)	597,000
Custodian’s fees and expenses	95,000
Reports to shareholders	68,000
Registration fees	65,000
Audit fee	29,000
Legal fees and expenses	18,000
Trustees’ fees	15,000
Insurance expenses	6,000
Commitment fee on syndicated credit agreement	1,000
Loan interest expense (Note 2)	466
Miscellaneous	12,759

Total expenses	3,721,594

Net investment income	1,767,972

Net Realized And Unrealized Gain (Loss) On Investments
Net realized loss on investment transactions	(65,979)
Net change in unrealized appreciation (depreciation) on investments	(30,563,343)

Net loss on investments	(30,629,322)

Net Decrease In Net Assets Resulting From Operations	$(28,861,350)

(a) Including affiliated expense of	$176,000

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended July 31,
	2008	2007
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,767,972	$1,575,978
Net realized gain (loss) on investment transactions	(65,979)	55,801,851
Net change in unrealized appreciation (depreciation) on investments	(30,563,343)	(31,671,955)

Net increase (decrease) in net assets resulting from operations	(28,861,350)	25,705,874

Dividends and Distributions (Note 1)
Distributions from net investment income
Class A	(908,649)	—
Class B	(76,587)	—
Class C	(259,953)	—
Class L	(129,605)	—
Class M	(246,738)	—
Class X	(75,668)	—

	(1,697,200)	—

Distributions from net realized gains
Class A	(16,868,537)	(5,147,557)
Class B	(4,634,562)	(1,696,497)
Class C	(15,730,713)	(5,259,760)
Class L	(3,136,008)	(1,187,587)
Class M	(6,797,511)	(3,103,759)
Class X	(2,380,059)	(907,278)

	(49,547,390)	(17,302,438)

Capital Contributions
Class M	47,505	23,642
Class X	6,901	14,243

	54,406	37,885

Fund share transactions (Net of share conversions) (Note 6)
Proceeds from shares sold	28,251,848	54,291,568
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	41,892,510	13,158,748
Cost of shares reacquired	(108,985,344)	(133,009,814)

Net decrease in net assets from Fund share transactions	(38,840,986)	(65,559,498)

Total decrease	(118,892,520)	(57,118,177)

Net Assets
Beginning of year	286,295,214	343,413,391

End of year(a)	$167,402,694	$286,295,214

(a) Includes undistributed net income of:	$1,254,231	$1,119,121

See Notes to Financial Statements.

Dryden Small Cap Value Fund	29

Notes to Financial Statements

Strategic Partners Style Specific Funds (the “Trust”), is an open-end management investment company, which was established as a Delaware business trust on July 8, 1999. The Trust consists of two separate funds: Dryden Small Cap Value Fund (“Small Cap Value”) and Jennison Conservative Growth Fund. These financial statements relate to Small Cap Value (the “Fund”). The financial statements of the other fund are not represented herein.

The Fund’s investment objective is above average capital appreciation through investment in small company common stocks that, in the investment subadviser’s opinion, are undervalued or overlooked in the marketplace.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust and the Fund in the preparation of their financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser(s); to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the

30	Visit our website at www.jennisondryden.com

size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign

Dryden Small Cap Value Fund	31

Notes to Financial Statements

continued

withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for ending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gain, if any, annually. Dividends and

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distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Fund in the Trust is treated as a separate tax-paying entity. It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest and dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PI pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI accrued daily and payable monthly, at an annual rate .70 of 1% of the Fund’s average daily net assets. The effective management fee rate was .70 of 1% for the year ended July 31, 2008.

PI has voluntarily agreed to reimburse the Fund in order to limit the operating expenses (excluding 12b-1 fees, interest, taxes and extraordinary expenses) to 1.70%.

Dryden Small Cap Value Fund	33

Notes to Financial Statements

continued

The Fund has distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class L, Class M and Class X shares of the Fund. The Fund compensates PIMS for distributing and services the Fund’s Class A, Class B, Class C, Class L, Class M and Class X shares, pursuant to plans of distribution (the “Class A, B, C, L, M and X Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly.

Pursuant to Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1%, .50 of 1%, 1% and 1% of the average daily net assets of the Class A, B, C, L, M and X shares, respectively. For the period through November 30, 2007, PIMS had contractually agreed to limit such fees to ..25 of 1% of the average daily net assets of the Class A shares. However, effective December 1, 2007 such waiver had been terminated. The effective distribution fee rate for Class A was .28 of 1% for the year ended July 31, 2008. Subsequent to year-end, management determined that Class M and X shareholders had been charged sales charges in excess of the regulatory limits. The manager has agreed to pay these classes for the over charge. These amounts are reflected as a reduction to current distribution expense and as a contribution to capital. The impact of this matter for the year ended July 31, 2007 has been reflected in the Statement of Changes in Net Assets and in the Financial Highlights.

PIMS has advised the Fund that it has received approximately $70,500 in front-end sales charges resulting from sales of Class A shares, during the year ended July 31, 2008. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended July 31, 2008, it received approximately $1,500, $38,100, $19,000, $56,200 and $10,400 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, Class C, Class M and Class X shareholders, respectively.

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Companies”), are a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates and a commitment fee for the

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unused amount is accrued daily and paid quarterly. Effective October 26, 2007, the Companies renewed the SCA with the two banks. The Companies pay a commitment fee of .06 of 1% of the unused portion of the SCA. The expiration date of the SCA is October 24, 2008. For the period October 27, 2006 through October 26, 2007, the Companies paid a commitment fee of .07 of 1%. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Fund utilized the line of credit during the year ended July 31, 2008. The average daily balance for the 3 days the Fund had an outstanding balance was approximately $1,200,000 at a weighted average interest rate of approximately 4.66%.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Funds’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out of pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended July 31, 2008, the Fund incurred approximately $166,700 in total networking fees.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended July 31, 2008, PIM has been compensated approximately $802,800 for these services.

The Fund invests in the Taxable Money Market Series (the “Series”) pursuant to an exemptive order received from the Securities and Exchange Commission. Taxable Money Market Series is a mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings for the Series are disclosed on the Statement of Operations as affiliated dividends.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended July 31, 2008 aggregated $41,502,026 and $127,112,014, respectively.

Dryden Small Cap Value Fund	35

Notes to Financial Statements

continued

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized loss on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investments. For the fiscal year ended July 31, 2008, the adjustments were to decrease undistributed net investment income by $64,338, increase accumulated net realized loss on investments by $2,677 and decrease paid-in capital by $67,015 due to the redesignation of dividends paid, differences in the treatment of certain transactions involving investments in real estate investment trusts and other book to tax differences. Net investment income, net realized loss and net assets were not affected by this change.

For the year ended July 31, 2008, the tax character of distributions paid by the Fund as reflected in the Statement of Changes in Net Assets were $5,366,738 from ordinary income and $45,707,107 from long-term capital gains, respectively. For the year ended July 31, 2007, the tax character of distributions paid by the Fund were $9,261,815 from ordinary income and $7,891,712 from long-term capital gains, respectively.

As of July 31, 2008, the accumulated undistributed earnings on a tax basis were approximately $1,217,000 from ordinary income and $86,000 from long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2008 were as follows:

Tax Basis	Appreciation	Depreciation	Unrealized Depreciation
$254,144,244	$21,227,254	$(33,559,278)	$(12,332,024)

The difference between book basis and tax basis were primarily attributable to deferred losses on wash sales and investments in real estate investment trusts.

In addition, the Fund has elected to treat post-October capital losses of approximately $38,700 incurred between November 1, 2007 and July 31, 2008 as having been incurred in the next fiscal year.

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Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of July 31, 2008, no provisions for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statuses of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

Class A shares are sold with a front-end sales charge of up to 5.50%. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class X shares automatically convert to Class A shares on a quarterly basis approximately ten years after purchase. Class C shares purchased are charged a CDSC a 1% for shares sold within 12 months from the date of purchase. Class L shares are subject to a maximum front-end sales charge 5.75%. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M and Class X shares are not subject to a front end sales charge. Class L, Class M, and Class X are only exchangeable with Class L, Class M, and Class X, respectively, offered by the other Strategic Partners Funds and JennisonDryden Funds. Under certain circumstances, Class A and Class L may be subject to a contingent deferred sales charge (CDSD) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively. The Trust has authorized an unlimited number of beneficial interest at $.001 par value per share.

Transactions in shares of beneficial interest during the year ended July 31, 2008 were as follows:

Class	Shares Sold	Shares Issued in Reinvestment of Dividends and Distributions	Shares Reacquired	Shares Issued/ Reacquired upon Conversion from Class B, Class M, Class X to Class A	Net Increase (Decrease) in Shares Outstanding
Class A	1,274,753	1,095,487	(3,528,430)	912,790	(245,400)
Class B	77,862	377,237	(457,744)	(320,322)	(322,967)
Class C	691,596	998,378	(2,720,032)	—	(1,030,058)
Class L	3,506	247,085	(364,440)	—	(113,849)
Class M	19,764	547,791	(783,832)	(674,106)	(890,383)
Class X	10,903	204,681	(249,429)	(5,362)	(39,207)

Dryden Small Cap Value Fund	37

Notes to Financial Statements

continued

Class	Net Proceeds from Shares Sold	Net Asset Value of Shares Issued in Reinvestment of Dividends and Distributions	Cost of Shares Reacquired	Net Asset Value of Shares Issued/ Reacquired upon Conversion from Class B, Class M, Class X to Class A	Net Increase (Decrease) in Net Assets from Fund Share Outstanding
Class A	$17,813,327	$13,978,552	$(49,386,295)	$12,397,400	$(5,197,016)
Class B	1,008,867	4,390,990	(5,891,443)	(3,911,545)	(4,403,131)
Class C	8,988,427	11,621,127	(35,219,102)	—	(14,609,548)
Class L	48,999	3,147,867	(5,094,021)	—	(1,897,155)
Class M	255,483	6,365,349	(10,151,827)	(8,424,496)	(11,955,491)
Class X	136,745	2,388,625	(3,242,656)	(61,359)	(778,645)

Transactions in shares of beneficial interest during the year ended July 31, 2007 were as follows:

Class	Shares Sold	Shares Issued in Reinvestment of Dividends and Distributions	Shares Reacquired	Shares Issued/ Reacquired upon Conversion from Class B to Class A	Net Increase (Decrease) in Shares Outstanding
Class A	1,713,054	192,723	(3,224,047)	769,937	(548,333)
Class B	207,524	93,719	(416,872)	(252,566)	(368,195)
Class C	1,004,433	214,856	(1,929,107)	—	(709,818)
Class L	19,889	55,766	(466,684)	—	(391,029)
Class M	66,955	152,514	(1,097,264)	(543,256)	(1,421,051)
Class X	33,853	41,220	(327,232)	(32,818)	(284,977)

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Class	Net Proceeds from Shares Sold	Net Asset Value of Shares Issued in Reinvestment of Dividends and Distributions	Cost of Shares Reacquired	Net Asset Value of Shares Issued/ Reacquired upon Conversion from Class B to Class A	Net Increase (Decrease) in Net Assets from Fund Share Outstanding
Class A	$31,440,742	$3,544,177	$(59,655,125)	$14,283,301	$(10,386,905)
Class B	3,550,659	1,602,595	(7,169,185)	(4,343,182)	(6,359,113)
Class C	17,160,639	3,674,036	(33,166,797)	—	(12,332,122)
Class L	366,797	1,023,864	(8,600,879)	—	(7,210,218)
Class M	1,149,287	2,607,980	(18,809,117)	(9,387,010)	(24,438,860)
Class X	623,444	706,096	(5,608,711)	(553,109)	(4,832,280)

Note 7. New Accounting Pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for any reporting period beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

Dryden Small Cap Value Fund	39

Financial Highlights

Class A
Year Ended July 31, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$17.66

Income (loss) from investment operations:
Net investment income	.16
Net realized and unrealized gains (loss) on investments transactions	(2.04)

Total from investment operations	(1.88)

Less Dividends and Distributions:
Dividends from net investment income	(.18)
Distributions from net realized gains on investments	(3.29)

Total dividends and distributions	(3.47)

Net asset value, end of year	$12.31

Total Return(a)	(11.38)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$65,910
Average net assets (000)	$79,838
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(c)	1.40%
Expenses, excluding distribution and service (12b-1) fees	1.12%
Net investment income	1.12%
For Class A, B, C, L, M, and X shares:
Portfolio turnover rate	19%

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform with generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.
(c)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily assets of the Class A shares until November 30, 2007.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

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Class A
Year Ended July 31,
2007(b)	2006(b)	2005(b)	2004(b)

$17.30	$19.81	$15.68	$12.19

.16	.09	.02	.02
1.11	.40	4.66	3.47

1.27	.49	4.68	3.49

—	—	—	—
(.91)	(3.00)	(.55)	—

(.91)	(3.00)	(.55)	—

$17.66	$17.30	$19.81	$15.68

7.15%	3.18%	30.31%	28.63%

$98,930	$106,369	$56,289	$23,589
$109,338	$86,627	$33,464	$14,764

1.33%	1.28%	1.45%	1.58%
1.08%	1.03%	1.20%	1.33%
.89%	.49%	.13%	.12%

63%	93%	106%	69%

See Notes to Financial Statements.

Dryden Small Cap Value Fund	41

Financial Highlights

continued

Class B
Year Ended July 31, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$16.35

Income (loss) from investment operations:
Net investment income (loss)	.05
Net realized and unrealized gains (loss) on investments transactions	(1.89)

Total from investment operations	(1.84)

Less Dividends and Distributions:
Dividends from net investment income	(.05)
Distributions from net realized gains on investments	(3.29)

Total dividends and distributions	(3.34)

Net asset value, end of year	$11.17

Total Return(a)	(12.08)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$14,080
Average net assets (000)	$19,290
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.12%
Expenses, excluding distribution and service (12b-1) fees	1.12%
Net investment income (loss)	.41%

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform with generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

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Class B
Year Ended July 31,
2007(b)	2006(b)	2005(b)	2004(b)

$16.18	$18.86	$15.06	$11.79

.02	(.04)	(.10)	(.09)
1.06	.36	4.45	3.36

1.08	.32	4.35	3.27

—	—	—	—
(.91)	(3.00)	(.55)	—

(.91)	(3.00)	(.55)	—

$16.35	$16.18	$18.86	$15.06

6.38%	2.41%	29.35%	27.74%

$25,884	$31,586	$29,282	$21,341
$30,843	$31,665	$24,672	$19,998

2.08%	2.03%	2.20%	2.33%
1.08%	1.03%	1.20%	1.33%
.13%	(.23)%	(.61)%	(.65)%

See Notes to Financial Statements.

Dryden Small Cap Value Fund	43

Financial Highlights

continued

Class C
Year Ended July 31, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$16.35

Income (loss) from investment operations:
Net investment income (loss)	.05
Net realized and unrealized gains (loss) on investments transactions	(1.89)

Total from investment operations	(1.84)

Less Dividends and Distributions:
Dividends from net investment income	(.05)
Distributions from net realized gains on investments	(3.29)

Total dividends and distributions	(3.34)

Net asset value, end of year	$11.17

Total Return(a)	(12.08)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$49,257
Average net assets (000)	$65,961
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.12%
Expenses, excluding distribution and service (12b-1) fees	1.12%
Net investment income (loss)	.40%

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform with generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

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Class C
Year Ended July 31,
2007(b)	2006(b)	2005(b)	2004(b)

$16.18	$18.86	$15.06	$11.79

.02	(.04)	(.10)	(.09)
1.06	.36	4.45	3.36

1.08	.32	4.35	3.27

—	—	—	—
(.91)	(3.00)	(.55)	—

(.91)	(3.00)	(.55)	—

$16.35	$16.18	$18.86	$15.06

6.38%	2.41%	29.35%	27.74%

$88,920	$99,521	$39,291	$19,793
$100,455	$89,474	$25,905	$19,308

2.08%	2.03%	2.20%	2.33%
1.08%	1.03%	1.20%	1.33%
.14%	(.24)%	(.62)%	(.67)%

See Notes to Financial Statements.

Dryden Small Cap Value Fund	45

Financial Highlights

continued

Class L

Year Ended July 31, 2008(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$17.61

Income (loss) from investment operations:
Net investment income	.13
Net realized and unrealized gains (loss) on investments transactions	(2.04)

Total from investment operations	(1.91)

Less Dividends and Distributions:
Dividends from net investment income	(.14)
Distributions from net realized gains on investments	(3.29)

Total dividends and distributions	(3.43)

Net asset value, end of period	$12.27

Total Return(b)	(11.61)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$11,669
Average net assets (000)	$14,718
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.62%
Expenses, excluding distribution and service (12b-1) fees	1.12%
Net investment income	.90%

(a)	Commencement of offering new share class.
(b)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized. Total returns may reflect adjustments to conform with generally accepted accounting principles.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the period.
(e)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

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Class L
Year Ended July 31, 2007(d)	August 22, 2005(a) through July 31, 2006(d)

$17.28	$19.25

.11	.05
1.13	.98

1.24	1.03

—	—
(.91)	(3.00)

(.91)	(3.00)

$17.61	$17.28

6.92%	6.06%

$18,753	$25,167
$23,211	$28,735

1.58%	1.53	%(c)
1.08%	1.03	%(c)
.62%	.29	%(c)

See Notes to Financial Statements.

Dryden Small Cap Value Fund	47

Financial Highlights

continued

Class M

Year Ended July 31, 2008(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$16.37

Income (loss) from investment operations:
Net investment income (loss)	.14
Net realized and unrealized gains (loss) on investments transactions	(1.88)

Total from investment operations	(1.74)

Less Dividends and Distributions:
Dividends from net investment income	(.12)
Distributions from net realized gains on investments	(3.29)

Total dividends and distributions	(3.41)

Capital Contributions	.02

Net asset value, end of period	$11.24

Total Return(a)	(11.22)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$17,866
Average net assets (000)	$27,565
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.45%
Expenses, excluding distribution and service (12b-1) fees	1.12%
Net investment income (loss)	1.07%

(a)	Commencement of offering new share class.
(b)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized. Total returns may reflect adjustments to conform with generally accepted accounting principles.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the period.
(e)	Does not include expenses of the underlying portfolios in which the Fund invests.
(f)	Certain information has been adjusted to reflect a manager payment for sales charges incurred by shareholders in excess of the regulatory limits.

See Notes to Financial Statements.

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Class M
Year Ended July 31, 2007(d)(f)	August 22, 2005(a) through July 31, 2006(d)

$16.18	$18.32

.06	(.03)
1.05	.89

1.11	.86

—	—
(.94)	(3.00)

(.94)	(3.00)

.02	—

$16.37	$16.18

6.73%	5.39%

$40,602	$63,132
$54,949	$73,499

1.85%	2.03	%(c)
1.08%	1.03	%(c)
.34%	(.21	)%(c)

See Notes to Financial Statements.

Dryden Small Cap Value Fund	49

Financial Highlights

continued

Class X

Year Ended July 31, 2008(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$16.41

Income (loss) from investment operations:
Net investment income (loss)	.13
Net realized and unrealized gains (losses) on investments transactions	(1.90)

Total from investment operations	(1.77)

Less Dividends and Distributions:
Dividends from net investment income	(.10)
Distributions from net realized gains on investments	(3.29)

Total dividends and distributions	(3.39)

Capital Contributions	.01

Net asset value, end of period	$11.26

Total Return(a)	(11.45)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$8,620
Average net assets (000)	$10,611
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.55%
Expenses, excluding distribution and service (12b-1) fees	1.12%
Net investment income (loss)	.97%

(a)	Commencement of offering new share class.
(b)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized. Total returns may reflect adjustments to conform with generally accepted accounting principles.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the period.
(e)	Does not include expenses of the underlying portfolios in which the Fund invests.
(f)	Certain information has been adjusted to reflect a manager payment for sales charges incurred by shareholders in excess of the regulatory limits.

See Notes to Financial Statements.

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Class X
Year Ended July 31, 2007(d)(f)	August 22, 2005(a) through July 31, 2006(d)

$16.19	$18.32

.10	(.03)
1.08	.90

1.18	.87

—	—
(.98)	(3.00)

(.98)	(3.00)

.02	—

$16.41	$16.19

7.15%	5.43%

$13,206	$17,639
$15,864	$22,439

1.62%	2.03	%(c)
1.08%	1.03	%(c)
.59%	(.20	)%(c)

See Notes to Financial Statements.

Dryden Small Cap Value Fund	51

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Dryden Small Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of the Dryden Small Cap Value Fund (hereafter referred to as the “Fund”) including the portfolio of investments, as of July 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 26, 2008

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (July 31, 2008) as to the federal income tax status of dividends and distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that during its fiscal year ended July 31, 2008, dividends paid from net investment income of $0.177 per share for Class A, $0.054 per share for Class B, Class C, Class M and Class X and $0.136 per share for Class L, which are taxable as ordinary income. Additionally, the Fund paid $0.259 per share of short-term capital gains for Class A, Class B, Class C, Class L, Class M and Class X, which are taxable as ordinary income. The Fund also paid $3.027 from long-term capital gains for Class A, Class B, Class C, Class L, Class M and Class X shares which are taxable as such.

Further, we wish to advise you that 75.78% of the ordinary income dividends paid in the fiscal year ended July 31, 2008 qualified for the corporate dividends received deduction available to corporate taxpayers.

The Fund designates 76.40% of the ordinary income dividends as qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund designates 93.68% of the ordinary income dividends as qualified short-term capital gains (QSTG) under the American Jobs Creation Act of 2004.

Interest-related dividends and short-term capital gain dividends do not include any distributions paid by a Fund with respect to Fund tax years beginning after December 31, 2007. Consequently, this provision expires with respect such distributions paid after the Fund’s fiscal year end July 31, 2008.

In January 2009, you will be advised on IRS Form 1099 DIV or substitute Form 1099, as to the federal tax status on the dividends and distributions received by you in calendar year 2008.

Dryden Small Cap Value Fund	53

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen (1)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (56) Board Member Portfolios Overseen: 63

Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (January 2003-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

None.
Linda W. Bynoe (56) Board Member Portfolios Overseen: 63	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley Co. (broker-dealer).

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (74) Board Member Portfolios Overseen: 63	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987-2000).	None.
Michael S. Hyland, CFA (62) Board Member Portfolios Overseen: 63	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns Co. Inc.	None.
Robert E. La Blanc (74) Board Member Portfolios Overseen: 63	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

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Douglas H. McCorkindale (69) Board Member Portfolios Overseen: 63

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (66) Board Member Portfolios Overseen: 63	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (65) Board Member Portfolios Overseen: 63	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (68) Board Member & Independent Chair Portfolios Overseen: 63	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (65) Board Member Portfolios Overseen: 63

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Members
Judy A. Rice (60) Board Member & President Portfolios Overseen: 63

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

Dryden Small Cap Value Fund

Robert F. Gunia (61) Board Member & Vice President Portfolios Overseen: 147

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Director (since May 1989) of The Asia Pacific Fund, Inc. and Vice President (since January 2007) of The Greater China Fund, Inc.

1 The year that each Board Member joined the Funds’ Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; David E. A. Carson, 2003; Michael S. Hyland, 2008; Robert E. LaBlanc, 1999; Douglas H. McCorkindale, 1998; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Judy A. Rice, Board Member and President since 2003; Robert F. Gunia, Board Member and Vice President since 1999.

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Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (55) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (50) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (50) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (33) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1997-2005).
Andrew R. French (45) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (49) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Mutual Fund Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

Dryden Small Cap Value Fund

Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (44) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.

[1]	The year that each individual became an Officer of the Funds is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1998; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes

° Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

° Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

° There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

° “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

° “Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Board of Trustees (the “Board”) of Strategic Partners Style Specific Funds (the “Trust”) oversees the management of the Dryden Small Cap Value Fund (the “Fund”), which is a series of the Trust, and, as required by law, determines annually whether to renew the Trust’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including a majority of the Independent Trustees, met on June 3-5, 2008 and approved the renewal of the agreements through July 31, 2009, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-, three- and five-year periods ending December 31, 2007, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor which was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 3-5, 2008.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Dryden Small Cap Value Fund

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Trust. The Board also considered the investment subadvisory services provided by QMA, as well as compliance with the Fund’s investment restrictions, policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also reviewed the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Performance of Dryden Small Cap Value Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Small-Cap Value Funds Performance Universe) was in the second quartile for the five-year period, and was in the third and fourth quartiles over the three- and one-year periods, respectively. The Board also noted that the Fund outperformed its benchmark index over all periods.

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The Board concluded that, in light of the Fund’s competitive performance over longer periods, it would be in the interest of the Fund and its shareholders to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s first quartile, and that the Fund’s total expenses ranked in the Expense Group’s second quartile. In light of the Fund’s total expense ranking and in consideration of the fact that the Fund was currently operating below its expense cap of 1.70% (exclusive of 12b-1 fees and certain other fees), the Board concurred with PI’s recommendation to remove the existing cap on Fund expenses effective as of its expiration on November 30, 2008.

The Board concluded that the management and subadvisory fees were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI.

Economies of Scale

The Board noted that the management fee schedule for the Fund does not include breakpoints, which have the effect of decreasing the fee rate as assets increase. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. However, because of the nature of PI’s business, the Board could not reach definitive conclusions as to whether PI might realize economies of scale on a particular Fund or how great they may be. In light of the Fund’s current size and fee rate, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Dryden Small Cap Value Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, brokerage commissions received by affiliates of QMA, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 7/31/08
	One Year	Five Years	Since Inception
Class A	–16.25%	9.19%	10.50%
Class B	–15.49	9.48	10.39
Class C	–12.76	9.62	10.39
Class L	–16.65	N/A	–1.90
Class M	–16.02	N/A	–1.27
Class X	–15.93	N/A	–1.16

Average Annual Total Returns (Without Sales Charges) as of 7/31/08
	One Year	Five Years	Since Inception
Class A	–11.38%	10.43%	11.22%
Class B	–12.08	9.62	10.39
Class C	–12.08	9.62	10.39
Class L	–11.56	N/A	0.10
Class M	–11.91	N/A	–0.42
Class X	–11.82	N/A	–0.32

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Maximum sales charges are 5.50% and 5.75% for Class A

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and Class L, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Gross operating expenses: Class A, 1.42%; Class B, 2.12%; Class C, 2.12%; Class L, 1.62%; Class M, 1.45%; Class X, 1.55%. Net operating expenses apply to: Class A, 1.40%; Class B, 2.12%; Class C, 2.12%; Class L, 1.62%; Class M, 1.45%; Class X, 1.55%, after contractual reduction through 11/30/07.

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, Class B, Class C, 11/3/99; and Class L, Class M, Class X, 8/22/05.

The graph compares a $10,000 investment in the Dryden Small Capitalization Value Fund (Class A shares) with a similar investment in the Russell 2000 Index and the Russell 2000 Value Index by portraying the initial account values at the commencement of operations for Class A shares (November 3, 1999) and the account values at the end of the current fiscal year (July 31, 2008) as measured on a quarterly basis. The Russell 2000 Index and the Russell 2000 Value Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B and Class C shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Russell 2000 Index is an unmanaged index of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives a broad look at how stock prices of smaller companies have performed. The Russell 2000 Value Index contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Fund charged a maximum front-end sales charge of 5.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Until February 2, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower.

Dryden Small Cap Value Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Funds has delegated to the Funds’ investment subadvisers responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	PFPC Trust Company	400 Bellevue Parkway Wilmington, DE 19809

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Funds carefully before investing. The prospectus for the Funds contains this and other information about the Funds. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden Small Cap Value Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Funds’ schedule of portfolio holdings is also available on the Funds’ website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Small Cap Value Fund
Share Class	A	B	C	L	M	X
NASDAQ	PZVAX	PZVBX	PZVCX	N/A	N/A	N/A
CUSIP	862934874	862934866	862934858	862934775	862934767	862934759

MF504E    IFS-A155098    Ed. 09/2008

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended July 31, 2008 and July 31, 2007 KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $59,619 and $47,218, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2008 and 2007. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2008 and 2007 was $26,200 and $296,000, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

      (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

      (3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Strategic Partners Style Specific Funds

By	(Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date September 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date September 25, 2008

By	(Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date September 25, 2008

*	Print the name and title of each signing officer under his or her signature.